As Filed with the Securities and Exchange Commission on April 30,2002
                                                     Registration Nos. 2 - 30771
                                                                     811 - 01764


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         [   ] Pre-Effective Amendment No.
                         [ x ] Post Effective Amendment No. 49


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                         [ x ]  Amendment No. 49


                      AMERICAN FIDELITY SEPARATE ACCOUNT A
              (FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
                           (Exact Name of Registrant)

                       AMERICAN FIDELITY ASSURANCE COMPANY
                               (Name of Depositor)

2000 N. CLASSEN BOULEVARD, OKLAHOMA CITY, OKLAHOMA      73106
(Address of Depositor's Principal Executive Offices)    (Zip Code)

Depositor's Telephone Number, Including Area Code     (405) 523-2000


Stephen P. Garrett                             Copies to:
Senior Vice President
Law and Government Affairs                     Jennifer Wheeler, Esq.
American Fidelity Assurance Company            McAfee & Taft
2000 N. Classen Boulevard                      A Professional Corporation
Oklahoma City, Oklahoma  73106                 10th Floor, Two Leadership Square
(Name and Address of Agent for Service)        Oklahoma City, OK 73102-7103



Approximate Date of Proposed
Public Offering:                As soon as practicable after effectiveness
                                of the Registration Statement


It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
      [x] on May 1, 2002 pursuant to paragraph (b) of Rule 485
      [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
      [ ] on (date) pursuant to paragraph (a) (1) of Rule 485


If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered:    Group variable annuity contracts



--------------------------------------------------------------------------------

================================================================================

                                    AFPR1ME
                                            GROWTH
                                                     Variable Annuity(R)


                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company


                                   PROSPECTUS
                                   May 1, 2002


     American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity(R) to employers and self-employed individuals for use in qualified retirement plans. The AFPR1ME GROWTH Variable Annuity(R) is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity and the employer or self-employed individual or an individual using the contract to fund an Individual Retirement Annuity.

     The assets of Separate Account A will be invested solely in American Fidelity Dual Strategy Fund, Inc.(R) Dual Strategy Fund's primary investment objective is long-term capital growth; its secondary investment objective is the production of income. The fund invests in a diversified portfolio consisting primarily of common stock. Any income and realized capital gains from the fund will be reinvested by Separate Account A in shares of the fund.

     This prospectus contains important information about the AFPR1ME GROWTH Variable Annuity(R) and Separate Account A that a prospective investor should know before investing. To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2002 that we filed with the Securities and Exchange Commission. The SEC maintains a web site (http://www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference and other material that we file electronically with the SEC.

     The Statement of Additional Information is incorporated by reference into this document. The table of contents of the Statement of Additional Information appears on the last page of this prospectus. For a free copy of our Statement of Additional Information, call us at (800) 662-1106 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@af-group.com.

     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               -------------------

     PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

                                GLOSSARY OF TERMS

     Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

     Accumulation period: The period of time between becoming a participant and the commencement of annuity payments. Until you begin receiving annuity payments, your policy is in the accumulation period.

     Accumulation unit: The unit of measurement we use to keep track of the value of your account during the accumulation period.

     Annuitant: The person on whose life annuity payments are based.

     Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

     Annuity date: The date annuity payments begin.

     Annuity options: The various methods available to select as pay-out plans for your annuity payments.

     Annuity payments: Payments made after retirement to participants pursuant to the contract.

     Annuity period: The period during which we make annuity payments.

     Annuity unit: The unit of measurement we use to calculate your annuity payments during the annuity period.

     Contract: The master group contract between American Fidelity and a contract owner.

     Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

     Participant: A person, like yourself, who has an interest in an annuity contract due to making premium deposits.

     Participant account: The account we maintain for you, as a participant, reflecting the accumulation units credited to you.

     Premium deposit: Money invested by or on behalf of participants in a contract.

                                TABLE OF CONTENTS

                                                               Page


Summary...........................................................1
Fee Table.........................................................2
Condensed Financial Information...................................2
American Fidelity, Separate Account A and Dual Strategy Fund......3
The AFPRIME Growth Variable Annuity(R)............................4
Purchasing Accumulation Units.....................................5
Receiving Payments From the Annuity...............................6
Expenses..........................................................9
Withdrawals......................................................10
Death Benefit....................................................11
Performance......................................................11
Federal Tax Matters..............................................12
Legal Proceedings................................................16
Financial Statements.............................................16
Table of Contents of Statement of Additional Information.........16


                                     SUMMARY

     In this summary, we discuss some of the important features of your group annuity contract. You should read the entire prospectus for more detailed information.

     The  AFPR1ME  GROWTH  Variable  Annuity(R).  The  AFPR1ME  GROWTH  Variable
Annuity(R) is a contract between an employer, who is the contract owner on behalf of its participants, and American Fidelity, which is the insurance company. Money invested in the AFPR1ME GROWTH Variable Annuity(TM) is invested on a tax deferred basis in Dual Strategy Fund. The AFPR1ME GROWTH Variable Annuity(R) is designed for people seeking long-term earnings, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not become a participant in the AFPR1ME GROWTH Variable Annuity(R) if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.

     Like all deferred annuities, the annuity contract has two phases: the accumulation period and the annuity period. During the accumulation period, you invest money in your annuity on a pre-tax basis, and your earnings accumulate on a tax deferred basis. You can withdraw money from your participant account during the accumulation period, but federal income tax and penalties may apply if you make withdrawals before age 59 1/2.

     The annuity period begins when you start receiving regular payments from your participant account. Among other factors, the amount of the payments you may receive during the annuity period will depend on the amount of money you invest in your participant account during the accumulation period and on the investment performance of Dual Strategy Fund.

     Dual Strategy Fund. The money you invest in your AFPR1ME GROWTH Variable Annuity(R) is used to purchase, at net asset value, shares of Dual Strategy Fund. You can make or lose money on your investment, depending on market conditions.

     Taxes. Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. In most cases, if you withdraw money from your participant account, earnings come out first and are taxed as income. If you withdraw any money before you are 59 1/2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

     Withdrawals. You may withdraw money at any time during the accumulation period. No fees are charged for withdrawals. Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw. If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account. After a complete withdrawal, you may not establish a new participant account without our consent.

     Although the contract does not have a "free-look" provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.

     Questions. If you have any questions about your contract or need more information, please contact us at:

                   American Fidelity Assurance Company
                   Annuity Services Department
                   P.O. Box 25520
                   Oklahoma City, OK 73125-0520
                   Telephone: (800) 662-1106
                   E-mail: va.help@af-group.com

                                    FEE TABLE

Contract Owner Transaction Expenses (as a percentage of purchase payments)
     Sales Charges.......................................................3.00%
     Administrative Expense .............................................0.25%
     Minimum Death Benefit Expense.......................................0.75%
     Deferred Sales Load.................................................None
     Surrender Fees......................................................None
     Exchange Fee........................................................None
Per Payment Charge......................................................$ 0.50
One-time Contract Certificate Fee.......................................$15.00
Separate Account A Annual Expenses (as a percentage of average account value)
     Mortality and Expense Risk Fees...................................0.96025%
Dual Strategy Fund Annual Expenses (as a percentage of its average net assets)
     Management Fee....................................................0.50%

     The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly. The table reflects the expenses of both Separate Account A and Dual Strategy Fund. For a more complete explanation of each of the expense components, see "Expenses" on page 9 of this prospectus as well as the description of expenses of Dual Strategy Fund in the accompanying prospectus. Although premium taxes are not reflected in the fee table, they may apply.

Example

     If you surrender your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

    1 year          3 years               5 years                 10 years
     $69             $99                   $131                      $221

     This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.

                         CONDENSED FINANCIAL INFORMATION

     The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for 2001, 2000 and 1999, and for Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, for all prior years. The information is derived from the financial statements of Separate Account A and its predecessor. Beginning January 1, 1999, accumulation unit information for Separate Account A reflects its operations as a unit investment trust investing in Dual Strategy Fund.

                          2001     2000     1999     1998     1997     1996     1995(1) 1994    1993    1992
                          ----     ----     ----     ----     ----     ----     ------  ----    ----    ----
Accumulation Unit
value:
   Beginning of year.     $28.382  $28.552  $24.333  $19.463  $15.339  $12.199   $9.094 $9.709  $9.108  $8.866
   End of year.......     $24.926  $28.382  $28.552  $24.333  $19.463  $15.339  $12.199 $9.094  $9.709  $9.108
Number of Accumulation
   Units outstanding
   at end of year (in
   000's)............       8,125    8,077    7,985    7,584    7,044    6,443    5,997  5,616   5,114   4,644
-----------------

         (1) Investment management by the present sub-advisers commenced October 2, 1995.

 AMERICAN FIDELITY ASSURANCE COMPANY, SEPARATE ACCOUNT A AND DUAL STRATEGY FUND

American Fidelity Assurance Company

     American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106, telephone number 800-662-1106. American Fidelity is licensed to conduct life, annuity and accident and health insurance business in 49 states and the District of Columbia.

     American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership. The address of both American Fidelity Corporation and Cameron Enterprises, A Limited Partnership, is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. American Fidelity Assurance Company served as the investment adviser to Separate Account A's predecessor, American Fidelity Variable Annuity Fund A, and is presently the investment adviser to Dual Strategy Fund.

Separate Account A

     American Fidelity Assurance Company's board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. As part of the reorganization, the assets of Separate Account A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

     The assets of Separate Account A are held in American Fidelity Assurance Company's name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard for income, gains and losses of American Fidelity Assurance Company. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH Variable Annuity(TM).

Dual Strategy Fund

     Separate Account A invests exclusively in American Fidelity Dual Strategy Fund(R), an open-end diversified management investment company.

     Pursuant to a management and investment advisory agreement and subject to the authority of Dual Strategy Fund's board of directors, American Fidelity Assurance Company serves as Dual Strategy Fund's investment adviser and conducts the business and affairs of Dual Strategy Fund. American Fidelity Assurance Company has engaged Lawrence W. Kelly & Associates, Inc. and Todd Investment Advisors, Inc. as sub-advisers to provide day-to-day portfolio management for Dual Strategy Fund.

     Dual Strategy Fund offers its shares to Separate Account A as a funding vehicle for the annuity contracts. Dual Strategy Fund shares are also offered to other separate accounts supporting other variable annuity contracts. Dual Strategy Fund does not offer its shares directly to the general public.

     Dual Strategy Fund's investment objectives are, first, long-term growth of capital and, second, the production of income. Dual Strategy Fund invests in a diversified portfolio consisting primarily of common stock. Meeting investment objectives depends on various factors, including how well the portfolio managers anticipate changing economic and market conditions. There is no assurance that Dual Strategy Fund will achieve its objectives.

     Additional information concerning Dual Strategy Fund can be found in the current prospectus for Dual Strategy Fund which accompanies this prospectus. You should read Dual Strategy Fund's prospectus carefully before investing.

Voting Rights

     American Fidelity Assurance Company is the legal owner of the Dual Strategy Fund shares allocated to Separate Account A. However, we believe that when Dual Strategy Fund solicits proxies in conjunction with a shareholder vote, we are required to obtain from contract owners (based on instructions they receive from their respective participants and annuitants) instructions as to how to vote those shares. When we receive the instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Substitution

     We cannot guarantee that Dual Strategy Fund will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners, participants and annuitants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

                     THE AFPRIME GROWTH VARIABLE ANNUITY(TM)

About the Contract

     The AFPR1ME GROWTH Variable Annuity(R) is a group annuity. A group annuity is a contract between an employer, who is the contract owner on behalf of its participants, and an insurance company (in this case American Fidelity Assurance Company), where the insurance company promises to pay you, the participants (or someone else you choose), an income in the form of annuity payments beginning on a date chosen by you. The person upon whose life the policy is based is called the annuitant, even if that person is you. You or someone else specified by you may be the annuitant. If the annuitant dies during the accumulation period, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

     We may change the AFPR1ME GROWTH Variable Annuity(R) at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 days before a change will take effect.

Naming a Beneficiary

     A beneficiary is the person or entity you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries, as the case may be, at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

     You can change the beneficiary of your policy at any time during the annuitant's life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her consent.

     To change a beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except a change will not cancel any irrevocable beneficiary without that person's consent. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant's death.

                          PURCHASING ACCUMULATION UNITS

Premium Deposits

     In order to keep track of the value of your account during the accumulation period, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a premium deposit. Every premium deposit you make increases the number of accumulation units in your participant account. You may make premium deposits at any time during the accumulation period. Your first premium deposit must be at least $20, and after that, each premium deposit must be at least $10. You may increase, decrease or change the frequency of your deposits at any time. We reserve the right to reject any application or premium deposit.

     Once we receive your initial premium deposit and application, we will issue you a certificate evidencing your participation in the annuity contract. We will invest your first premium deposit within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial premium deposit, we will credit all subsequent premium deposits to your participant account using the accumulation unit value next determined after we receive your deposit. If we receive a premium deposit by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

     The value of your participant account will go up or down depending upon the investment performance of Dual Strategy Fund and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

     We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day we are open for business, and then credit your participant account accordingly. We determine the value of an accumulation unit by multiplying the accumulation unit value for the previous period by a factor for the current period. The factor, which we call the net investment factor, is determined by:

o dividing the value of a Dual Strategy Fund share at the end of the current period, including the value of any dividends or gains per share for the current period, by the value of a Dual Strategy Fund share for the previous period; and

o    subtracting from that amount the mortality and expense risk charge.

The value of an accumulation unit may go up or down from day to day.

     The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a premium deposit, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net premium deposit (after deduction of 4% to cover sales, administrative and minimum death benefit charges and $.50 per premium deposit) by the value of the accumulation unit. A $15 contract certificate issuance fee will also be deducted from the first premium deposit. Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

Example:

     On Thursday morning, we receive a premium deposit of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.

                       RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

     Upon investing in the AFPR1ME GROWTH Variable Annuity(TM), you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner's tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

     On your annuity date, we will begin making annuity payments in accordance with one of our income plans. If the value of your participant account is at least $1,000, you may choose from our various income plans offered, which we call annuity options. You must designate the annuity option you prefer at least 30 days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below, and the full amount of your participant account will be paid out in 120 monthly payments. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

     You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 days before the annuity date. If an option is based on life expectancy, we will require proof of the payee's date of birth.

     You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

Option 1                                        We will make monthly
Life Variable Annuity                           payments during the life of the
                                                annuitant. If this option is
                                                elected, payments will stop when
                                                the annuitant dies.

Option 2                                        We will make monthly
Life Variable Annuity with Payments Certain      payments for the guaranteed
                                                period selected during the life
                                                of the annuitant. When the
                                                annuitant dies, any amounts
                                                remaining under the guaranteed
                                                period selected will be
                                                distributed to the beneficiary
                                                at least as rapidly as they were
                                                being paid as of the date of the
                                                annuitant's death. If the
                                                beneficiary dies before the end
                                                of the guaranteed period, the
                                                present value of the remaining
                                                payments will be paid to the
                                                estate of the beneficiary based
                                                on an annual compound interest
                                                rate of 3.5%. The guaranteed
                                                period may be 10 years, 15 years
                                                or 20 years.

Option 3                                        We will make monthly
Unit Refund Life Variable Annuity               payments during the lifetime of
                                                the annuitant. Upon the
                                                annuitant's death, we will make
                                                an additional payment equal to
                                                the value at the date of death
                                                of the number of variable
                                                annuity units equal to the
                                                excess, if any, of (a) the total
                                                amount applied under this option
                                                divided by the variable annuity
                                                unit value on the annuity date
                                                over (b) the variable annuity
                                                units represented by each
                                                annuity payment multiplied by
                                                the number of annuity payments
                                                paid prior to death.


Option 4                                        We will make monthly
Joint and Survivor Annuity                      payments during the joint
                                                lifetime of the annuitant and a
                                                joint annuitant. Payments will
                                                continue during the lifetime of
                                                the surviving annuitant based on
                                                66 2/3% of the annuity payment
                                                in effect during the joint
                                                lifetime. If the joint annuitant
                                                is not the annuitant's spouse,
                                                this annuity option may not be
                                                selected if, as of the annuity
                                                date, the present value of the
                                                annuity payments which would be
                                                payable to the joint annuitant
                                                exceeds 49% of the present value
                                                of all payments payable to the
                                                annuitant and the joint
                                                annuitant.


Option 5                                        You may elect forms of
Fixed Annuity                                   fixed annuities that have
                                                essentially the same
                                                characteristics as Annuity
                                                Options 1 through 4 above.

Annuity Payments

     Annuity payments are paid in monthly installments, although we reserve the right to change the frequency of payments. If the amount of your monthly annuity payment becomes less than $20, we may change the payment interval to result in payments of at least $20.

     Annuity payments may be made on a variable basis and/or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Dual Strategy Fund. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Dual Strategy Fund.

     If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

o    the value of your participant account on the annuity date,

o    the assumed investment rate of 4.5%, and

o    the performance of Dual Strategy Fund.

     After you receive your first annuity payment, if Dual Strategy Fund's actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase if you chose a variable annuity. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

                                    EXPENSES

     Charges and other expenses associated with the AFPR1ME GROWTH Variable Annuity(TM) will reduce your investment return. These charges and expenses are explained below.

Sales Charge        We deduct a 3% sales  charge  from each  premium  deposit we receive. The sales charge is intended to recover our distribution expenses associated with marketing contracts.
                    If the 3% sales charge is not adequate to recover our distribution expenses, we pay the difference. We may pay the difference, if there is one, from, among other things, proceeds derived from the mortality and expense risk charges discussed below. The sales charge for lump sum or periodic payments of $2,000 or more may be less than 3%, depending on the actual commission paid.

Insurance Charges

  Administrative
  Expenses We deduct .25% of each premium deposit we receive to recover administrative expenses we incur, including salaries, rent, postage, telephone and office equipment, printing, travel, legal, actuarial and accounting fees.

                    We also charge an additional $.50 administrative charge against each premium deposit (for the processing of each premium payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record). We will not increase the additional $.50 administrative charge until your premium deposits equal twice the amount of premium deposits made during your first year of participation. We may increase the deduction on premium deposits in excess of such amount when our labor costs exceed the expenses associated with the technology used to administer our products and services.

  Minimum Death
  Benefit A deduction of .75% of each premium deposit is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.

  Mortality and
  Expense  Risk     We assume the risk that the actuarial  estimate of mortality rates among variable annuitants may be erroneous and the reserves based on such estimate will not be sufficient to meet annuity payment obligations. In other words, we assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay. We receive .96025% on an annual basis (.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount, .85% is for mortality risks and .11025% is for expense risks.

Taxes

  Premium  Taxes    Some  states  and  other  governmental  entities,   such  as
                    municipalities,  charge  premium  or similar  taxes.  We are responsible  for  paying  these  taxes and will  deduct  the amount of taxes paid on your  behalf  from the value of your
                    participant  account.   Some  taxes  are  due  when  premium
                    deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes presently range from 0% to 4%, depending on the state.

  Income Taxes      We will deduct from each  contract any income taxes which it may incur because of the contract. Currently, we are not making any such deductions.

Dual Strategy Fund
Expenses Dual Strategy Fund pays us, its investment adviser, an annual management and investment advisory fee of .50% of the value of the average daily net assets of Dual Strategy Fund.

                    Deductions are taken from, and expenses paid out of, the assets of Dual Strategy Fund. Because Separate Account A purchases shares of Dual Strategy Fund, the net assets of Separate Account A will reflect the investment advisory fee and portfolio expenses incurred by Dual Strategy Fund. You should read the attached prospectus for Dual Strategy Fund for information about such deductions

                                   WITHDRAWALS

     You may withdraw cash from the annuity by redeeming all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of premium deposits. We do not charge any administrative fees for withdrawals.

     If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account. After full redemption and cancellation of a participant's account, no further premium deposits may be made on behalf of the participant without our consent.

     A participant's request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered, signed exactly as the name appears on our register. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

     Payments for accumulation units redeemed are made within three business days after we receive a properly tendered request. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

o the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

o an emergency exists as a result of which disposal by Dual Strategy Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for Dual Strategy Fund to determine the value of its net assets; or

o for such other periods as the SEC may by order permit for the protection of participants.

         Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under "Federal Tax Matters."

                                  DEATH BENEFIT

     In the event of a participant's death before receipt of annuity payments, death proceeds are payable to the person's named beneficiary in an amount equal to:

o    the value of the  participant's  account as of the valuation date (the date
     on  which  we  have  received   both  written   notice  of  death  and  the
     beneficiary's written instructions), or

o if greater, and if the participant's death occurs before age 65, 100% of the total premium deposits made by the participant, less any redemptions.

Payments normally are made within seven days of receipt of notice.

     If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

o    the participant's beneficiary, or

o    the participant's estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

     A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

o    take  a  total  distribution   within  five  years  of  the  death  of  the
     participant, or

o within one year of the participant's death, begin receiving annuity payments under an annuity option for a period not to exceed the expected lifetime of the beneficiary.

                                   PERFORMANCE

     Separate Account A may, from time to time, advertise performance in sales literature, advertisements and reports to contract owners. Performance will be calculated on the basis of average annual total return for one, five and ten year periods, assuming:

     o an initial investment of $1,000,

     o the deduction of all sales charges and other expenses from investment results, and

     o the reinvestment of dividends and distributions during the period.

     Average annual total return is calculated pursuant to a standardized formula and is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the value of the investment at the end of the period. Performance calculations do not reflect the deduction of any premium taxes.

     Any past performance results are not an indication of future results. Additional information regarding Separate Account A's performance is contained in the Statement of Additional Information.

                               FEDERAL TAX MATTERS

     The following description of federal income tax consequences under the contracts is not exhaustive, and special rules may apply to situations not discussed here. For further information, consult a qualified tax adviser before establishing any retirement program. This description is not intended as tax advice. We have included additional information regarding taxes in the Statement of Additional Information.

General

     Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress has recognized how important saving for retirement is and provided special rules in the Internal Revenue Code of 1986, as amended, for annuities. Basically, these rules provide that you will not be taxed on the money you contribute under your contract and/or the earnings on your contributions until you receive a distribution from your contract. There are different rules regarding how you will be taxed depending upon how you take money out of your contract.

Taxes Payable by Participants and Annuitants

     The contracts offered by this prospectus are used with retirement programs which receive favorable tax-deferred treatment under federal income tax law. Increases in the value of a participant's account are not subject to income tax until annuity payments commence, at which time the amount of each payment is considered as ordinary income.

     Annuity payments and other amounts received under all contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments and other amounts received under all contracts may be subject to state income tax withholding requirements.

Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions

     Premium Deposits. Under Section 403(b) of the Internal Revenue Code, payments made by tax-exempt organizations meeting the requirements of Section 501 (c) (3) of the code and public educational institutions to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate premium deposits do not exceed the limitations prescribed by Section 402(g), Section 403 (b) (2) and Section 415 of the code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under Section 403(b) are generally limited to $11,000 per year (as adjusted from time to time by the Internal Revenue Service). Additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally subject to the contribution limits applicable to defined contribution plans. In addition, employer contributions may need to comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) reaching age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions are limited to the amount of salary reduction contributions, not including any earnings).

     Distributions from a Section 403(b) annuity contract are taxed as ordinary income to the recipient in accordance with Section 72 of the Internal Revenue Code. Distributions received before the recipient reaches age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments (not less frequently than annually) over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancy) of the participant and beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from Section 403(b) annuities must commence no later than April 1 of the calendar year following the later of the calendar year in which the participant reaches age 70 1/2 or the calendar year in which the participant retires. Such distributions must be made over a period that does not exceed the life expectancy of the participant (or the joint life expectancy of the participant and beneficiary). If a participant dies prior to the commencement of annuity payments, the amount accumulated under the account must be distributed within five years or, if distributions to a beneficiary designated under the account start within one year of the participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the designated beneficiary is the participant's surviving spouse, the beneficiary must commence receiving benefits on or before the end of the calendar year in which the deceased spouse would have reached age 70 1/2. If the participant has started receiving annuity distributions prior to his or her death, distributions must continue at least as rapidly as under the method in effect at the date of death. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that total or partial amounts may be transferred tax free between Section 403(b) annuity contracts and/or Section 403(b)(7) custodial accounts under certain circumstances. In addition, a distribution from a Section 403(b) annuity may be rolled over into a qualified plan, a Section 457 plan, an IRA or another Section 403(b) annuity contract. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 403 (b) program is subject to 20% federal income tax withholding unless the participant elects a direct rollover of such distribution to an IRA or other
Section 403(b) program.

Sections 401(a), 401(k) and 403(a) Qualified Pension, Profit-Sharing or Annuity Plans

     Premium Deposits. Premium deposits made by an employer or a self-employed individual under a pension, profit-sharing or annuity plan qualified under
Section 401(a) or Section 403(a) of the code are excluded from the gross income of the employee for federal income tax purposes. Payments made by an employee generally are made on an after-tax basis, unless they are made on a pre-tax basis by reason of Sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is allocable to the taxpayer's after-tax contributions to the plan. In general, the excludable amount is determined by dividing the after-tax contributions (basis) by the anticipated number of payments to be made under the contract. For most individuals receiving lump sum distributions after reaching age 59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who reached age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who reached age 50 by January 1, 1986 may elect capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received from an account under a qualified plan prior to reaching of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to
Section 403 (b) annuities.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to Section 403(b) annuities.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under Sections 401(a) or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another Section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the participant elects direct rollover of such distribution to an IRA or other Section 401(a) or 403(a) plan.

Individual Retirement Annuities (IRAs)

Traditional IRAs

     Premium Deposits. Federal tax laws limit the extent to which individuals may make tax-deductible contributions for traditional IRA contracts. Deductible contributions equal to the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who average 50 or older, or 100% of taxable compensation are permitted only for an individual who (i) is not (and whose spouse is not) an active participant in another retirement plan; (ii) is an active participant in another retirement plan, but is unmarried and has adjusted gross income in 2002 of $34,000 or less; (iii) is an active participant in another retirement plan, but is married and has adjusted gross income in 2002 of $54,000 or less; or (iv) is not an active participant in another retirement plan, but his or her spouse is an active participant in another retirement plan and the couple has adjusted gross income of $150,000 or less. Such individuals may also establish an IRA for a spouse during the tax year if the combined compensation of both spouses is at least equal to the contributed amount. An individual who is an active participant in another retirement plan and whose adjusted gross income exceeds the cut-off point (for 2002, $34,000 if unmarried and $54,000 if married) by less than $10,000 is entitled to make deductible IRA contributions in proportionately reduced amounts. An individual may not make tax-deductible contributions for the year in which the individual reaches age 70 1/2 , or any subsequent year.

     An individual may make non-deductible IRA contributions to the extent of the excess of (i) the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(1)(A) of the Code) for individuals under 50 years old and $3,500 as adjusted from time to time as provided in Section 219(b)(5) of the
Code) for individuals who average 50 or older, or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA contracts are taxed as ordinary income to the recipient except to the extent allocable to the recipient's non-deductible contributions (which constitute "investment in the contract"). If a distribution is made in the form of an annuity, the rules for determining the taxable portion of a distribution are similar to the rules described with respect to pension, profit-sharing, and annuity plans. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient reaches age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the participant (or the joint lives (or joint life expectancies) of the participant and beneficiary) are not subject to the penalty tax. In addition, early withdrawals for the purchase of a home by a first-time home buyer (subject to a $10,000 lifetime limit) or for the payment of qualified higher education expenses, medical expenses (in limited circumstances) or medical insurance (in limited circumstances) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA contracts are generally the same as described with respect to Section 403(b) annuities, except that no amounts are exempted from the minimum distribution requirements, in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 and if the participant's spouse is the beneficiary the 5 year distribution requirements may be waived by statute under certain circumstances, or by the spouse's election to treat the decedent's IRA as his or her own IRA.

     Tax-Free Rollovers. The Internal Revenue Service has ruled (Rev. Rul. 78-406) that total or partial amounts may be directly transferred tax-free from an IRA to another IRA. Federal law permits funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing or annuity plan, or a
Section  403(b) annuity  contract to an IRA contract  under certain  conditions.
Amounts accumulated under such a rollover IRA may, subject to certain limitations, subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity contract. In addition, subject to certain limitations, a tax-free rollover maybe made from one IRA to another, provided that not more than one such rollover may be made during any twelve-month period. Subject to certain limitations, a tax-free rollover may be made from an IRA to a qualified employer pension, under certain conditions. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

Roth IRAs

     Premium Deposits. The "Roth IRA" permits individuals to make non-deductible contributions and, if specific requirements are met, receive distributions that are tax free. The Roth IRA is an individual retirement account and is treated in the same manner as a regular IRA with certain exceptions. An individual can make an annual non-deductible contribution to a Roth IRA up to the lesser of $3,000 (as adjusted from time to time as provided in Section 219(b)(A) of the Code) for individuals under 50 years old and $3,500 (as adjusted from time to time as provided in Section 219(b)(5) of the Code) for individuals who are age 50 or older, or 100% of the individual's annual compensation minus the aggregate amount of contributions for the tax year to all other IRAs maintained for the benefit of that individual. Unlike a traditional IRA, active participation in an employer's qualified plan does not reduce the amount that an individual can contribute to a Roth IRA. The contribution that can be made to a Roth IRA is phased out for individuals with adjusted gross income of between $95,000 and $110,000, and for joint filers with combined adjusted gross income of between $150,000 and $160,000, and married individuals filing separately with adjusted gross income of between $0 and $10,000.

     Taxation of Distributions. Distributions from a Roth IRA are not includible in income if the contribution to which the distribution relates is a "qualified distribution." A "qualified distribution" is a distribution which is made on or after the recipient becomes age 59 1/2, on account of death or disability or for a qualified first-time home buyer expense. A distribution is not considered to be a "qualified distribution" if it is made within the five-year period beginning with the first tax year for which the individual made a contribution to a Roth IRA. A distribution is also not a "qualified distribution" for payments properly allocable to a "qualified rollover contribution" from a regular IRA if it is made within the five-year period beginning with the first tax year in which the rollover contribution was made. Non-qualifying distributions from a Roth IRA are includible in income to the extent of earnings on contributions. Distributions that are attributable to contributions to a Roth IRA are received tax free, since these contributions were nondeductible.

     Required Distributions. Roth IRAs are not subject to minimum distribution rules before death.

     Tax-Free Rollovers. If certain requirements are met, a tax-free rollover may be made to a Roth IRA from (a) another Roth IRA or (b) a regular IRA that meets the requirements for the exclusion of a rollover under Section 408(d)(3) of the Internal Revenue Code if the taxpayer has adjusted gross income of not more than $100,000 and, if married, does not file a separate return.

Simplified Employee Pension Plans

     Premium Deposits. Under Section 408(k) of the code, employers may establish a type of IRA plan referred to as a simplified employee pension plan ("SEP"). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $40,000 or 15% of an employee's compensation.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on the employees' behalf on a salary reduction basis. These salary reduction contributions may not exceed $11,000 indexed for inflation. Additional catch-up salarly reduction contributions are permitted under certain circumstances. Employees of tax-exempt organizations are not eligible for this type of SEP. Additionally, only certain small employers who have SEPs that permitted salary reduction contributions on December 31, 1996 may continue to allow salary reduction contributions.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as regular IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to traditional IRAs.

     Tax-Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months. In addition, a distribution from a SEP may be rolled over tax-free into a traditional IRA in the same manner as a distribution from a traditional IRA. A SEP may also receive a rollover contribution from a qualified employer pension, profit-sharing or annuity plan, a Section 403(b) annuity contract or a traditional IRA in the same manner as a traditional IRA.

Diversification

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. American Fidelity believes that Dual Strategy Fund is being managed so as to comply with the requirements.

Underwriter

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

                                LEGAL PROCEEDINGS

     There are no material pending legal proceedings affecting Separate Account A, Dual Strategy Fund, American Fidelity Assurance Company or American Fidelity Securities, Inc.

                              FINANCIAL STATEMENTS

     The financial statements of Separate Account A and of American Fidelity Assurance Company are included in the Statement of Additional Information.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                        Page
General Information and History..........................1
Performance Information..................................1
Annuity Payments.........................................1
Federal Income Tax Considerations........................3
Underwriter..............................................7
Custodian and Independent Accountants....................7
Legal Opinion............................................7
Financial Statements.....................................7


------------------------                                PLACE
------------------------                                STAMP
------------------------                                HERE



                         American Fidelity Assurance Company
                         P.O. Box 25520
                         Oklahoma City, OK  73125-0520



                         Attention:  Annuity Services Department

Please send me the Statement of Additional Information for the following:


[ ]  AFPrime Growth Variable Annuity(R)
[ ]  American Fidelity Dual Strategy Fund, Inc.(R)


Name     ----------------------------------------------------------------
         (please print)
Address  ----------------------------------------------------------------
         (please print)
         ----------------------------------------------------------------
         (please print)
         ----------------------------------------------------------------
         (please print)





                                    AFPR1ME
                                            GROWTH
                                                     Variable Annuity(R)


                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002


     This Statement of Additional Information is not a prospectus. You should read this document in conjunction with the Prospectus dated May 1, 2002 relating to the AFPR1ME GROWTH Variable Annuity(R).


     The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

  write to us at:            call us at:                 e-mail us at:
  P.O. Box 25520             (800) 662-1106              va.help@af-group.com
  Oklahoma City,
  Oklahoma  73125-0520




                                    AFPR1ME
                                            GROWTH
                                                     Variable Annuity(R)


                                    issued by

                      American Fidelity Separate Account A

                                       and

                       American Fidelity Assurance Company


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2002



                                TABLE OF CONTENTS

                                                                    Page

General Information and History.......................................1
Performance Information...............................................1
Annuity Payments......................................................1
Federal Income Tax Considerations.....................................3
Underwriter...........................................................7
Custodian and Independent Accountants.................................7
Legal Opinion.........................................................7
Financial Statements..................................................7

                         GENERAL INFORMATION AND HISTORY

     The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and during its existence has never changed its name. Neither the sales of variable annuity contracts nor the sales of any other insurance product by American Fidelity Assurance Company have ever been suspended by any state where American Fidelity Assurance Company has done or is presently doing business. American Fidelity Separate Account A is offering the AFPR1ME GROWTH Variable Annuity(R) to employers and self-employed individuals for use in qualified retirement plans.

     American Fidelity Assurance Company is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises, A Limited Partnership.

                             PERFORMANCE INFORMATION

     American Fidelity Separate Account A's average annual total returns for the one, five and ten year periods ended December 31, 2001 were -17.05%, 8.95% and 10.26%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: ERV=P(1 + T)**n (where **n means to the nth power). Average annual total returns are calculated after deduction of all applicable fees and expenses.

     Returns for periods prior to Separate Account A's reorganization on January 1, 1999 reflect the investment performance of American Fidelity Variable Annuity Fund A. For periods subsequent to 1998, Separate Account A reports its performance as a unit investment trust investing in Dual Strategy Fund. Performance will fluctuate over time, and any past performance results are not an indication of future results.

     The following assumptions are reflected in computations of average annual total returns: (1) reinvestment of dividends and other distributions, (2) a complete redemption at the end of any period illustrated and (3) no deduction for premium taxes.

                                ANNUITY PAYMENTS

Variable Annuity Payments

     A participant may elect a variable annuity payout. Variable annuity payments reflect the investment performance of Dual Strategy Fund during the annuity period. Variable annuity payments are not guaranteed as to dollar amounts.

     American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

     The  value of a  participant  account  is  determined  by  multiplying  the participant's accumulation units by the accumulation unit value on the fourteenth day before the first annuity payment. The first annuity payment varies according to the annuity option selected and the participant's age.

     American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date. This sets the number of annuity units. The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

     The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

Annuity Unit

     The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of

1. the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and

2.   .9998794.

Variable Annuity Formulas

         The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units  =    Dollar Amount of First Monthly Payment
                                       --------------------------------------
                                        Variable Annuity Unit Value on Date
                                        of First Payment

                     Value of Annuity                   Net Investment Factor
Annuity Unit Value = Unit on Preceding  X  .9998794  X  for 14th Day Preceding
                     Valuation Date                     Current Valuation Date


Dollar Amount                   Number of               Annuity Unit Value
of Second and           =       Annuity Units   X       for Period in Which
Subsequent Annuity              Per Payment             Payment is Due
Payments


Fixed Annuity Payments

     The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract. The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options. American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

                        FEDERAL INCOME TAX CONSIDERATIONS

     Note: The following description is based upon American Fidelity Assurance Company's understanding of current federal income tax law applicable to tax-qualified annuities in general. American Fidelity Assurance Company cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "Annuity Contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant's cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRA Contracts, SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant's cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRA Contracts, SEP and salary reduction SEP Contracts, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant's cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant's investment has been recovered (i.e., when the total of the excludable amounts equal the participant's investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities ("Qualified Plans"), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

     American Fidelity Assurance Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.

Diversification

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the participant with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     American Fidelity Assurance Company intends that Dual Strategy Fund will be managed in such a manner as to comply with these diversification requirements.

Multiple IRA Contracts

     For purposes of applying Section 72 of the Code to contracts issued pursuant to IRAs, SEPs and salary reduction SEPs ("IRA Contracts"), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.

Tax Treatment of Assignments

     Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

Income Tax Withholding

     All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
(a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; or
(c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Qualified Plans

     The contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans and IRAs. Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan or IRA varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan or IRA may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company's administrative procedures. Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. The Prospectus, under "Federal Tax Matters," describes the types of qualified plans with which the contract may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.

     Contracts issued pursuant to Qualified Plans include special provisions restricting contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.

Tax Treatment of Withdrawals

     Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

     Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 days of receipt:

o    To a traditional IRA under Section 408 of the Code;

o    To another, similar Qualified Plan; or

o    To a Section 403(b) Plan or to a 457(b) Governmental  Deferred Compensation
     Plan.

     These special rules only apply to distributions that qualify as "eligible rollover distributions" under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:

o It is part of a series of payments made for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;

o It is a required minimum distribution under Section 401 (a) (9) of the Code as described below; or

o    It is made from a Qualified Plan by reason of a hardship.

     The   administrator  of  the  applicable   Qualified  Plan  should  provide
additional information about these rollover tax rules when a distribution is made.

     Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract or IRA Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer's "after-tax" contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.

     Penalty Tax on Withdrawals. Generally, there is a penalty tax equal to 10% of the portion of any payment from a Qualified Plan Contract or IRA Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are excepted from the 10% penalty are listed below:

o A distribution that is made on or after the date the taxpayer reaches age 59 1/2;

o A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;

o    A distribution that is made on or after the death of the taxpayer;

o A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m) (7) of the Code);

o A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);

o A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan during or after the calendar year in which the taxpayer reaches age 55;

o A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

o A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);

o Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213 (d) (1) (D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 days);

o Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t) (7) of the Code) of the taxpayer for the taxable year; and

o Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72 (t) (8) of the Code).

     Required Distributions. Distributions from a contract issued pursuant to a Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code. Such rules are summarized below:

o Required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 70 1/2;

o If the contract is issued pursuant to a Qualified Plan and the taxpayer does not own more than 5% of the employer maintaining the plan, the required distributions generally do not have to start until April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 70 1/2 or the calendar year in which the taxpayer terminates employment with the employer; and

o When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

     In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer's death. The applicable plan documents will contain such rules.

Withdrawal Limitations

     Contracts issued pursuant to 401(k) Qualified Plans and 403(b) tax-deferred annuities are subject to limitations only when amounts may be distributed. The Prospectus, under "Federal Tax Matters," describes the applicable limitations.

                                   UNDERWRITER

     American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 1999, 2000 and 2001 were $654,983, $666,454 and $603,208, respectively.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is David R. Carpenter, Executive Vice President and Treasurer, American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The financial statements of American Fidelity Separate Account A included in this Statement of Additional Information have been audited by KPMG LLP, independent auditors, as set forth in its report appearing below. KPMG LLP's address is 700 Oklahoma Tower, Oklahoma City, Oklahoma 73102.

                                  LEGAL OPINION

     McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Separate Account A and American Fidelity Assurance Company. The consolidated financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

                          Independent Auditors' Report


Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account A:


We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A) as of December 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Account A's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 2001 were verified by examination of the underlying portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ KPMG LLP


Oklahoma City, Oklahoma
January 18, 2002

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                       Statement of Assets and Liabilities

                                December 31, 2001


Investments at fair value:
     American Fidelity Dual Strategy Fund, Inc
        (19,741,370 shares at net asset value
        of $10.26 per share) (cost $200,534,636)        $ 202,526,716
                                                        -------------
                 Total assets                             202,526,716
Total liabilities                                                   -
                                                        -------------
                 Net assets                             $ 202,526,716
                                                        =============
Accumulation units outstanding                              8,125,286
                                                        =============
Net asset value per unit                                $     24.9255
                                                        =============

See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                             Statement of Operations

                          Year ended December 31, 2001

Investment income:
     Investment income distributions
        from underlying mutual fund                    $   2,426,095
     Mortality and expense fees (note 2)                  (1,999,436)
                                                       --------------
            Net investment income                            426,659
                                                       --------------
Realized gains on investments:
     Proceeds from sales                                   7,580,391
     Cost of investments sold                             (7,335,026)
                                                       --------------
            Net realized gains                               245,365
                                                       --------------
Unrealized appreciation on investments:
     Beginning of year                                    30,716,089
     End of year                                           1,992,080
                                                       --------------
            Decrease in unrealized appreciation          (28,724,009)
                                                       --------------
            Net decrease in net assets resulting
               from operations                         $ (28,051,985)
                                                       ==============

See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                       Statements of Changes in Net Assets

                     Years ended December 31, 2001 and 2000

                                                              2001               2000
                                                        --------------     --------------
(Decrease) increase in net assets from operations:
     Net investment income                              $     426,659            290,164
     Net realized gains on investments                        245,365          2,249,609
     Decrease in unrealized appreciation
        on investments                                    (28,724,009)        (3,860,107)
                                                        --------------     --------------
              Net decrease in net assets resulting
                 from operations                          (28,051,985)        (1,320,334)
                                                        --------------     --------------
Changes from principal transactions:
     Net purchase payments received (notes 2 and 3)        21,803,039         27,182,190
     Withdrawal of funds (note 3)                         (20,455,573)       (24,609,567)
                                                        --------------     --------------
              Increase in net assets derived from
                 principal transactions                     1,347,466          2,572,623
                                                        --------------     --------------
              (Decrease) increase in net assets           (26,704,519)         1,252,289
Net assets:
     Beginning of year                                    229,231,235        227,978,946
                                                        --------------     --------------
     End of year                                        $ 202,526,716        229,231,235
                                                        ==============     ==============

See accompanying notes to financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                              Financial Highlights

                                                    2001            2000           1999*           1998*           1997*
                                              -------------     -----------    -----------     -----------     -----------
Net assets                                    $ 202,526,716     229,231,235    227,978,946     184,548,449     137,090,551
                                              =============     ===========    ===========     ===========     ===========
Accumulation unit value                       $     24.9255         28.3822        28.5519         24.3329         19.4632
                                              =============     ===========    ===========     ===========     ===========
Number of accumulation units outstanding          8,125,286       8,076,584      7,984,733       7,584,332       7,043,575

Investment income as a percent of average
    net assets                                        1.16%           1.09%          0.00%           1.58%           1.88%

Expenses as a percent of average net assets            .96%            .96%           .96%           1.47%           1.47%

Total return                                       (17.05)%         (6.11)%         10.84%          18.09%          19.85%

See accompanying notes to financial statements.

* As described in note 1, effective January 1, 1999, Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund. Prior to January 1, 1999, the investment income of the portfolio and investment management expenses of the portfolio were reflected in Accounts A's financial statements.

                      AMERICAN FIDELITY SEPARATE ACCOUNT A

                          Notes to Financial Statements

                                December 31, 2001



(1)  Summary of Significant Accounting Policies

       (a)     General

               American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund) in exchange for shares of the Fund. There was no impact on the net assets or net asset value per unit as a result of the transfer.

       (b)     Investments

               Account A's investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments are made in the portfolio of the Fund and are valued at the reported net asset values of such portfolio, which values its investment securities at fair value.

               Transactions  are  recorded  on a  trade-date  basis by the Fund.
               Income   from   dividends,   and   gains   from   realized   gain
               distributions, are recorded on the distribution date. Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

       (c)     Income Taxes

               Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. Account A's net increase in net assets from operations is not expected to result in taxable income under present regulations. Account A is not taxed as a "regulated investment company" under Subchapter "M" of the Internal Revenue Code.

       (d)     Annuity Reserves

               Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from zero to 5% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses Account A. At December 31, 2001, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2001.

       (e)     Use of Estimates

               The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)  Variable Annuity Contracts

     AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of the Account A's daily net assets (0.96025% per annum). All such fees were paid to AFA.

     Net purchase payments received represent gross payments less deductions of $916,205 and $1,059,675 for the years ended December 31, 2001 and 2000, respectively. The deductions are comprised of sales charges (3.25% of purchase payments), minimum death benefits (0.75% of purchase payments), administrative charges ($0.500 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.

     During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges.

(3)  Unit Activity From Contract Transactions

     Transactions in units for the year ended December 31, 2001 were as follows:

                          Accumulation units
       -------------------------------------------------------

       Outstanding, beginning of year                                8,076,584
       Increase for payments received                                  849,000
       Decrease for withdrawal of funds                               (800,298)
                                                                ----------------
       Outstanding, end of year                                      8,125,286
                                                                ================

                          Independent Auditors' Report



Board of Directors
American Fidelity Assurance Company:


We have audited the accompanying consolidated balance sheets of American Fidelity Assurance Company and subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2001. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedules III and IV for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Assurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.


                                        /s/ KPMG LLP

Oklahoma City, Oklahoma
March 11, 2002

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES
                           Consolidated Balance Sheets
                           December 31, 2001 and 2000
                    (In thousands, except per share amounts)

                        Assets                                     2001           2000
                                                                -----------     ---------
Investments:
     Fixed maturities available for sale, at fair value
        (amortized cost of $1,314,630 and $1,272,843
        in 2001 and 2000, respectively)                         $ 1,338,195     1,261,447
     Equity securities, at fair value:
        Preferred stock (cost of $12,802 and $17,659 in 2001
           and 2000, respectively)                                   13,142        17,853
        Common stocks (cost of $7,728 and $7,884 in
           2001 and 2000, respectively)                               7,884         8,025
     Mortgage loans on real estate, net                             190,189       159,240
     Investment real estate, at cost (less accumulated
        depreciation of $5 and $1,090 in 2001
        and 2000, respectively)                                       4,137        16,431
     Policy loans                                                    25,619        25,485
     Short-term and other investments                                40,562        32,899
                                                                -----------     ---------
                                                                  1,619,728     1,521,380
                                                                -----------     ---------
Cash                                                                 70,652        17,769
                                                                -----------     ---------
Accrued investment income                                            18,928        20,554
                                                                -----------     ---------
Accounts receivable:
     Uncollected premiums                                            59,302        45,933
     Reinsurance receivable                                         640,789       541,558
     Other                                                           16,404        65,479
                                                                -----------     ---------
                                                                    716,495       652,970

Deferred policy acquisition costs                                   273,507       242,238
Other assets                                                          5,387         5,671
Separate account assets                                             243,861       258,764
                                                                -----------     ---------
                 Total assets                                   $ 2,948,558     2,719,346
                                                                ===========     =========

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES
                           Consolidated Balance Sheets
                           December 31, 2001 and 2000
                    (In thousands, except per share amounts)

                 Liabilities and Stockholder's Equity               2001           2000
                                                                 ----------     ----------

Policy liabilities:
     Reserves for future policy benefits:
        Life and annuity                                         $  689,415       639,355
        Accident and health                                         250,485       189,388
     Unearned premiums                                                3,593         3,441
     Benefits payable                                                53,254        44,887
     Funds held under deposit administration contracts              549,053       537,835
     Other policy liabilities                                       114,208       106,528
                                                                 ----------     ----------
                                                                  1,660,008     1,521,434
                                                                 ----------     ----------
Other liabilities:
     Funds withheld under reinsurance contract (notes 11 and 12)    443,722       400,170
     Net deferred income tax liability                               70,012        46,825
     General expenses, taxes, licenses and fees payable,
        and other liabilities                                        79,399        62,712
                                                                 ----------     ----------
                                                                    593,133       509,707

Notes payable                                                       129,357       149,113
Separate account liabilities                                        243,861       258,764
                                                                 ----------     ----------
                 Total liabilities                                2,626,359     2,439,018
                                                                 ----------     ----------
Stockholder's equity:
     Common stock, par value $10 per share.  250,000
        shares authorized, issued, and outstanding                    2,500         2,500
     Additional paid-in capital                                      27,465        23,244
     Accumulated other comprehensive income (loss)                   15,533        (7,195)
     Retained earnings                                              276,701       261,779
                                                                 ----------     ----------
                 Total stockholder's equity                         322,199       280,328

Commitments and contingencies (notes 9, 11, 12, and 14)          ----------     ----------
                 Total liabilities and stockholder's equity      $2,948,558     2,719,346
                                                                 ==========     ==========

See accompanying notes to consolidated financial statements.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES
                        Consolidated Statements of Income
                  Years ended December 31, 2001, 2000, and 1999
                    (In thousands, except per share amounts)


                                                                         2001        2000      1999
                                                                      ----------  ---------  --------
Revenues:
    Premiums:
       Life and annuity                                               $  33,411     31,950    29,286
       Accident and health                                              274,097    227,466   215,301
                                                                      ----------  ---------  --------
                                                                        307,508    259,416   244,587

    Net investment income                                                94,872     73,311    66,352
    Other                                                                 3,610     21,007    19,237
                                                                      ----------  ---------  --------
                Total revenues                                          405,990    353,734   330,176
                                                                      ----------  ---------  --------

Benefits:
    Benefits paid or provided:
       Life and annuity                                                  26,714     25,134    25,875
       Accident and health                                              138,037    117,467   123,551
    Interest credited to funded contracts                                28,148     28,558    27,199
    Increase in reserves for future policy benefits:
       Life and annuity (net of increase (decrease) in reinsurance reserves ceded of $49,463, $791, and $(783) in 2001,
          2000, and 1999, respectively)                                     597      3,905     2,477
       Accident and health (net of increase (decrease) in
          reinsurance reserves ceded of $39,390, $(10,239),
          and $16,583 in 2001, 2000, and 1999, respectively)             21,707     16,580     6,264
                                                                      ----------  ---------  --------
                                                                        215,203    191,644   185,366
                                                                      ----------  ---------  --------
Expenses:
    Selling costs                                                        93,159     77,835    71,258
    Other operating, administrative, and general expenses                71,668     59,399    52,442
    Taxes, other than federal income taxes, and licenses
       and fees                                                          12,118     10,754     8,561
    Increase in deferred policy acquisition costs                       (31,269)   (27,017)  (21,480)
                                                                      ----------  ---------  --------
                                                                        145,676    120,971   110,781
                                                                      ----------  ---------  --------
                Total benefits and expenses                             360,879    312,615   296,147
                                                                      ----------  ---------  --------
                Income before income tax expense (benefit)               45,111     41,119    34,029
                                                                      ----------  ---------  --------
Income tax expense (benefit):
    Current                                                               3,358     21,256     5,390
    Deferred                                                             10,837     (8,183)    6,375
                                                                      ----------  ---------  --------
                                                                         14,195     13,073    11,765
                                                                      ----------  ---------  --------
                Net income                                            $  30,916     28,046    22,264
                                                                      ==========  =========  ========
Basic net income per share                                            $  123.66     112.18     89.06

See accompanying notes to consolidated financial statements.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES
                 Consolidated Statements of Stockholder's Equity
                  Years ended December 31, 2001, 2000, and 1999
                                 (In thousands)

                                                                                   Accumulated
                                                        Additional                   other            Total
                                             Common       paid-in     Retained    comprehensive   stockholder's
                                              stock       capital     earnings    income (loss)      equity
                                           ----------  -----------    ---------  --------------   -------------

Balance at December 31, 1998               $   2,500       23,244      230,106       19,775            275,625
Comprehensive income:
     Net income                                   -            -        22,264           -              22,264
     Investments transferred to
        available for sale, net of
        deferred taxes                            -            -            -         6,885              6,885
     Net change in unrealized holding
        gain on investments available
        for sale, net of reclassification
        adjustment                                -            -            -       (44,789)           (44,789)
                                                                                                  -------------
     Comprehensive loss                                                                                (15,640)
Dividends                                         -            -        (7,500)          -              (7,500)
                                           ----------  -----------    ---------  --------------   -------------
Balance at December 31, 1999                   2,500       23,244      244,870      (18,129)           252,485
Comprehensive income:
     Net income                                   -            -        28,046           -              28,046
     Net change in unrealized holding
        loss on investments available
        for sale, net of reclassification
        adjustment                                -            -            -        10,934             10,934
                                                                                                  -------------
     Comprehensive income                                                                               38,980
Dividends                                         -            -       (11,137)       -                (11,137)
                                           ----------  -----------    ---------  --------------   -------------
Balance at December 31, 2000                   2,500       23,244      261,779       (7,195)           280,328
Comprehensive income:
     Net income                                   -            -        30,916           -              30,916
     Net change in unrealized holding
        loss on investments available
        for sale, net of reclassification
        adjustment                                -            -            -        22,728             22,728
                                                                                                  -------------
     Comprehensive income                                                                               53,644
Capital contribution                              -         4,221           -            -               4,221
Dividends                                         -            -       (15,994)          -             (15,994)
                                           ----------  -----------    ---------  --------------   -------------
Balance at December 31, 2001               $   2,500       27,465      276,701       15,533            322,199
                                           ==========  ===========    =========  ==============   =============

See accompanying notes to consolidated financial statements.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                  Years ended December 31, 2001, 2000, and 1999
                                 (In thousands)

                                                                     2001             2000             1999
                                                                -------------    ------------    ------------
Cash flows from operating activities:
    Net income                                                  $     30,916          28,046          22,264
                                                                -------------    ------------    ------------
    Adjustments to reconcile net income to net cash
       provided by operating activities:
          Provision for depreciation                                      46             152             142
          Accretion of discount on investments                        (2,822)           (538)           (281)
          Realized losses (gains) on investments                       4,556            (199)          1,683
          Increase in deferred policy acquisition costs              (31,269)        (27,017)        (21,480)
          Decrease (increase) in accrued investment
             income                                                    1,621            (257)            338
          Increase in accounts receivable                            (63,538)        (15,057)        (16,143)
          Decrease in other assets, net of realized gains                665           2,283           1,409
          Increase in policy liabilities                             121,658          29,064          26,643
          Interest credited on deposit and other
             investment-type contracts                                28,148          28,558          27,199
          Charges on deposit and other
             investment-type contracts                                (8,190)        (10,047)         (7,276)
          Increase in general expenses, taxes, licenses
             and fees payable, and other liabilities                  60,595          12,689           3,192
          Deferred income taxes                                       10,837          (8,183)          6,375
                                                                -------------    ------------    ------------
               Total adjustments                                     122,307          11,448          21,801
                                                                -------------    ------------    ------------
               Net cash provided by operating activities             153,223          39,494          44,065
                                                                -------------    ------------    ------------

Cash flows from investing activities:
    Sale, maturity or repayment of investments:
       Fixed maturities available for sale                           621,559         208,148         186,806
       Equity securities                                               5,734          18,821           6,930
       Mortgage loans on real estate                                  17,676          24,225          21,974
       Real estate                                                     3,344               7           2,350
    Net change in short-term and
       other investments, net of realized gains                       (7,659)         19,566         (33,299)
    Purchase of investments:
       Fixed maturities available for sale                          (666,993)       (217,001)       (227,892)
       Equity securities                                                (672)         (1,784)        (18,746)
       Mortgage loans on real estate                                 (48,941)        (37,740)        (34,171)
       Real estate                                                        -           (6,086)         (1,599)
    Net change in policy loans                                          (134)            (63)            (87)
    Cash received in assumption reinsurance
       agreement (note 12)                                                -            1,756              -
                                                                -------------    ------------    ------------
               Net cash provided by (used in)
                  investing activities                               (76,086)          9,849         (97,734)
                                                                -------------    ------------    ------------

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES
                      Consolidated Statements of Cash Flows
                  Years ended December 31, 2001, 2000, and 1999
                                 (In thousands)


                                                                    2001             2000            1999
                                                                -------------    ------------    ------------
Cash flows from financing activities:
    Dividends paid to parent                                    $   (14,719)         (11,137)         (7,500)
    Capital contribution from parent                                  4,221              -               -
    Proceeds from notes payable                                       -              105,434         240,208
    Repayment of notes payable                                      (10,714)        (102,714)       (151,673)
    Deposits to deposit and other
       investment-type contracts                                     62,791           55,983          57,780
    Withdrawals from deposit and other
       investment-type contracts                                    (65,833)         (95,298)        (86,233)
                                                                -------------    ------------    ------------
             Net cash (used in) provided by
                financing activities                                (24,254)         (47,732)         52,582
                                                                -------------    ------------    ------------
             Net increase (decrease) in cash                         52,883            1,611          (1,087)
Cash at beginning of year                                            17,769           16,158          17,245
                                                                -------------    ------------    ------------
Cash at end of year                                             $    70,652           17,769          16,158
                                                                =============    ============    ============
Supplemental disclosure of cash flow information:
    Cash paid during the year for:
       Interest on notes payable                                $     8,406            8,724           4,263
       Federal income taxes                                          20,500            8,850           4,400
Supplemental disclosure of noncash investing activities:
    Change in unrealized holding gain (loss) on
       investment available for sale, net of deferred tax
       expense (benefit) of $12,394, $5,888, and
       ($20,410) in 2001, 2000, and 1999, respectively               22,728           10,934         (37,904)
Supplemental disclosure of amounts transferred
    to parent company through dividend of affiliated
    companies:
       Real estate                                                   10,449              -               -
       Accounts receivable                                               13              -               -
       Accrued investment income                                          5              -               -
       Other assets                                                     250              -               -
       Notes payable                                                  9,042              -               -
       Deferred tax liability                                            44              -               -
       Other liabilities                                                356              -               -

See accompanying notes to consolidated financial statements.

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements
                       December 31, 2001, 2000, and 1999

(1)  Significant Accounting Policies

     (a)  Business

          American Fidelity Assurance Company (AFA or the Company) and subsidiaries provide a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

          AFA is licensed in 49 states and the District of Columbia with approximately 36% of direct premiums written in Oklahoma, Texas, and California. AFA is represented by approximately 300 salaried managers and agents, and over 7,100 brokers. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA's sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax sheltered annuities, life insurance, dread disease, and accidental death and dismemberment. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliance Division in developing products to meet special situations and focusing on marketing to a broad range of employers through independent broker agencies and agents interested in getting into or enhancing their payroll deduction capability.

     (b)  Basis of Presentation and Principles of Consolidation

          The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which vary in some respects from statutory accounting practices prescribed or permitted by state insurance departments (see note 2). The consolidated financial statements include the accounts and operations of AFA and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in the consolidated financial statements.

     (c)  Use of Estimates

          Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates. Principal estimates that could change in the future are the actuarial assumptions used in establishing deferred policy acquisition costs and policy liabilities.

     (d)  Investments

          Management determines the appropriate classification of investments at the time of purchase. If management has the intent and the Company has the ability at the time of purchase to hold the investments until maturity, they are classified as held to maturity and carried at amortized cost. Investments to be held for indefinite periods of time and not intended to be held to maturity are classified as available for sale and carried at fair value. Fair values of investments available for sale are based on quoted market prices.

          The effects of any unrealized holding gains or losses on securities available for sale are reported as accumulated other comprehensive income, a separate component of stockholder's equity, net of deferred taxes. Transfers of securities between categories are recorded at fair value at the date of transfer.

          Short-term investments are reported at cost, which approximates fair value. Equity securities (common and nonredeemable preferred stocks) are reported at fair value, except for the Company's investment in common stock of the Federal Home Loan Bank of Topeka, which is a required investment that is carried at cost. Mortgage loans on real estate are reported at the unpaid balance less an allowance for possible losses. Investment in real estate is carried at cost less accumulated depreciation. Investment in real estate, excluding land, is depreciated on a straight-line basis using the estimated life of 39 years. Policy loans are reported at the unpaid balance.

          Realized gains or losses on disposal of investments are determined on a specific-identification basis and are included in the accompanying consolidated statements of income.

          Because the Company's primary business is in the insurance industry, the Company holds a significant amount of assets that is matched with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe the Company has any significant concentrations of credit risk in its investments.

          The investment portfolio includes fixed maturities, equity securities, mortgage loans, real estate, policy loans, and short-term and other investments. The Company's portfolio does not include any fixed maturities that are low investment-grade and have a high yield (junk bonds). The Company limits its risks by investing in fixed maturities and equity securities of rated companies; mortgage loans adequately collateralized by real estate; selective real estate supported by appraisals; and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the creditworthiness of the mortgagees and/or tenants and independent appraisals. Certain fixed maturities are guaranteed by the United States Government.

          The Company periodically reviews its investment portfolio to determine if allowances for possible losses or provisions for other than temporary impairment are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, and other valuation information. While management believes that current allowances are adequate, and that no provisions for other than temporary impairment are necessary, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments to the allowance for losses or carrying values of investments based upon available information and judgments of the regulatory examiners at the time of their examination.

     (e)  Recognition of Premium Revenue and Costs

          Revenues from life, payout annuity (with life contingencies), and accident and health policies represent premiums recognized over the premium-paying period and are included in life, annuity, and accident and health premiums. Expenses are associated with earned premiums to result in recognition of profits over the life of the policies. Expenses include benefits paid to policyholders and the change in the reserves for future policy benefits. The Company's earnings related to annuity products are impacted by conditions in the overall interest rate environment.

          Revenues from accumulation policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally surrender charges. Policyholder account balances for accumulation annuities consist of premiums received, plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as funds held under deposit administration contracts. Expenses for accumulation annuities represent interest credited to policyholder account balances.

          Revenues from universal life policies, which are included in other revenues, represent amounts assessed against policyholders. Such assessments are principally mortality charges, surrender charges, and policy service fees. Policyholder account balances consist of premiums received plus credited interest, less accumulated policyholder assessments. Policyholder account balances are reported in the consolidated balance sheets as other policy liabilities. Expenses include interest credited to policyholder account balances and benefits in excess of account balances returned to policyholders.

     (f)  Policy Acquisition Costs

          The Company defers costs that vary with and are primarily related to the production of new business. Deferred costs associated with life, annuity, universal life, and accident and health insurance policies consist principally of field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Deferred costs associated with life policies are amortized (with interest) over the anticipated premium-paying period of the policies using assumptions that are consistent with the assumptions used to calculate policy reserves. Deferred costs associated with annuities and universal life policies are amortized over the life of the policies at a constant rate based on the present value of the estimated gross profit to be realized. Deferred costs related to accident and health insurance policies are amortized over the anticipated premium-paying period of the policies based on the Company's experience. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and at the end of each accounting period, and are written off if determined to be unrecoverable.

     (g)  Policy Liabilities

          Life and annuity and accident and health policy benefit reserves are primarily calculated using the net level reserve method. The net level reserve method includes assumptions as to future investment yields, withdrawal rates, mortality rates, and other assumptions based on the Company's experience. These assumptions are modified as necessary to reflect anticipated trends and include provisions for possible unfavorable deviation.

          Reserves for benefits payable are determined using case-basis evaluations and statistical analyses. These reserves represent the estimate of all benefits incurred but unpaid. The estimates are periodically reviewed and, as adjustments become necessary, they are reflected in current operations. Although such estimates are the Company's best estimate of the ultimate value, the actual results may vary from these values in either direction.

     (h)  Reinsurance

          The Company accounts for reinsurance transactions as prescribed by Statement of Financial Accounting Standards (SFAS) No. 113, Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts. SFAS 113 requires the reporting of reinsurance transactions relating to the balance sheet on a gross basis and precludes immediate gain recognition on reinsurance contracts.

     (i)  Income Taxes

          Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

     (j)  Equipment

          Equipment, which is included in other assets, is stated at cost and is depreciated on a straight-line basis using estimated lives of three to ten years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. The costs associated with internally developed software are capitalized and amortized on a straight-line basis using estimated useful lives of three to five years. Upon retirement or disposal of an asset, the asset and related accumulated depreciation is eliminated and any related gain or loss is included in income.

     (k)  Separate Accounts

          The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund (the Fund), an open-end investment company sponsored by AFA, in exchange for shares of the Fund. Under Oklahoma law, the assets of Account A are segregated from the Company's assets, are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

          The Company also maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B). Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the 18 segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

     (l)  Basic Net Income Per Share

          Basic net income per share is based on the weighted average number of shares outstanding. During the years ended December 31, 2001, 2000, and 1999, the weighted average number of shares outstanding was 250,000. There are no dilutive securities outstanding.

     (m)  Reclassifications

          Certain prior year amounts have been reclassified to be consistent with the current year presentation.

     (n)  Comprehensive Income

          The Company accounts for comprehensive income as prescribed by Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive Income. SFAS 130 establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income (loss) consists of net income and net unrealized gains (losses) on securities available for sale, net of reclassification adjustment, and is presented in the consolidated statements of stockholder's equity. SFAS 130 requires only additional disclosures in the consolidated financial statements; it does not affect the Company's financial position or results of operations.

     (o)  New Accounting Pronouncements

          In June 2001, the Financial Accounting Standards Board (FASB) issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No.141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 as well as all purchase method business combinations completed after June 30, 2001. SFAS 141 also specifies criteria intangible assets acquired in a purchase method business combination must meet to be recognized and reported apart from goodwill. SFAS 142 will require that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS 142. SFAS 142 will also require that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of or SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, upon adoption. SFAS 144 supersedes SFAS 121; however, it retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of by sale. The Company is required to adopt the provisions of SFAS 141 immediately and SFAS 142 and 144 effective January 1, 2002. The Company has determined that the adoption of SFAS 141, 142, and 144 did not have an impact on the consolidated financial position or results of operations of the Company.

          In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This statement establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that a company recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. This statement was adopted by the Company in 2001 and did not have a material impact on the consolidated financial position or the results of operations of the Company (note 3).

(2)  Statutory Financial Information

     The Company is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from financial statements prepared on the basis of accounting principles generally accepted in the United States of America. The Company reported statutory net income for the years ended December 31, 2001, 2000, and 1999, of approximately $15,676,000, $16,293,000, and $13,876,000, respectively. The Company reported statutory capital and surplus at December 31, 2001 and 2000 of approximately $142,839,000 and $133,520,000, respectively.

     Retained earnings of the Company are restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the state insurance department, dividends that can be paid by the Company are generally limited to the greater of (a) 10% of statutory capital and surplus, or (b) the statutory net gain from operations. These limitations are based on the amounts reported for the previous calendar year.

     The Oklahoma  Insurance  Department  has adopted  risk-based  capital (RBC)
     requirements  for  life  insurance   companies.   These   requirements  are
     applicable to the Company. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The amount determined under such formulas is called the authorized control level RBC (ACLC).

     The RBC guidelines define specific capital levels based on a company's ACLC that are determined by the ratio of the company's total adjusted capital
     (TAC) to its ACLC. TAC is equal to statutory capital, plus the Asset Valuation Reserve and any voluntary investment reserves, 50% of dividend liability, and certain other specified adjustments. Companies where TAC is less than or equal to 2.0 times ACLC are subject to certain corrective actions, as set forth in the RBC requirements.

     At  December  31,  2001  and  2000,   the  statutory  TAC  of  the  Company
     significantly exceeds the level requiring corrective action.

(3)  Investments

     Investment income for the years ended December 31 is summarized below (in thousands):

                                                      2001         2000           1999
                                                  -----------   -----------   ------------
     Interest on fixed maturities                 $   94,862        67,579         64,891
     Dividends on equity securities                    1,694           691            137
     Interest on mortgage loans                       13,883        13,301         11,993
     Investment real estate income                       351         1,375          1,073
     Interest on policy loans                          2,519         1,775          1,408
     Interest on short-term investments                1,283         1,927            800
     Net realized (losses) gains on investments       (4,556)          199         (1,683)
     Other                                              (759)        1,059            949
                                                  -----------   -----------   ------------
                                                     109,277        87,906         79,568
     Less investment expenses                        (14,405)      (14,595)       (13,216)
                                                  -----------   -----------   ------------
                   Net investment income          $   94,872        73,311         66,352
                                                  ===========   ===========   ============

     Net realized gains (losses) and the changes in unrealized gains (losses) on investments for the years ended December 31 are as follows (in thousands):

                                                   2001                        2000                      1999
                                          ------------------------- --------------------------- -------------------------
                                             Realized   Unrealized    Realized     Unrealized      Realized   Unrealized
                                          ----------- ------------- -----------  -------------- ------------ ------------
     Fixed maturities available for sale   $   (6,469)      34,961       (1,793)        18,704        (2,135)    (58,486)
     Equity securities                             49          161        2,215         (1,882)          445         172
     Real estate                                1,545            -            -              -           137           -
     Mortgage loans                              (316)           -         (133)             -          (130)          -
     Short-term investments                         4            -          (15)             -             -           -
     Other assets                                 631            -          (75)             -             -           -
                                           ----------- ------------- -----------  -------------- ------------ ------------
                                           $   (4,556)      35,122          199         16,822        (1,683)    (58,314)
                                           =========== ============= ===========  ============== ============ ============

     Included in the above realized gains (losses) is the increase (decrease) in the allowance for possible losses on mortgage loans of $316,000, $133,000, and $130,000 in 2001, 2000, and 1999, respectively. In addition, the Company realized net gains of approximately $668,000, $95,000, and $65,000 during 2001, 2000, and 1999, respectively, on investments in fixed maturities that were called or prepaid.

     (a)  Held to Maturity

          Effective January 1, 1999, management of the Company changed its intent to hold securities to maturity. The Company transferred all of its held-to-maturity securities to available for sale during 1999.

     (b)  Available for Sale

          The gross unrealized holding gains on equity securities available for sale were approximately $496,000 and $365,000 in 2001 and 2000, respectively. Gross unrealized holding losses on equity securities available for sale were approximately $30,000 in 2000.

                      AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Notes to Consolidated Financial Statements

                        December 31, 2001, 2000, and 1999

     The amortized cost and estimated fair value of investments in fixed maturities available for sale are as follows (in thousands):

                                                                         December 31, 2001
                                                 ------------------------------------------------------------------
                                                                      Gross            Gross
                                                    Amortized       unrealized       unrealized        Estimated
                                                      cost         holding gains    holding losses     fair value
                                                 ---------------  ---------------  ---------------  ---------------
     U.S. Treasury securities and obligations
        of U.S. Government corporations          $    129,284            1,973             (694)         130,563
     Special revenue                                   40,071            1,951               (3)          42,019
     Corporate securities                             692,707           16,946           (6,345)         703,308
     Mortgage-backed securities                       452,568           10,655             (918)         462,305
                                                 ---------------  ---------------  ---------------  ---------------
             Totals                              $  1,314,630           31,525           (7,960)       1,338,195
                                                 ===============  ===============  ===============  ===============

                                                                         December 31, 2000
                                                 ------------------------------------------------------------------
                                                                      Gross             Gross
                                                    Amortized       unrealized        unrealized       Estimated
                                                       cost        holding gains    holding losses     fair value
                                                 ---------------  ---------------  ---------------  ---------------
     U.S. Treasury securities and obligations
        of U.S. Government corporations          $      44,456               -              (1)           44,455
     Special revenue                                    98,853             659            (178)           99,334
     Corporate securities                              768,747           9,310         (23,124)          754,933
     Mortgage-backed securities                        360,787           4,149          (2,211)          362,725
                                                 ---------------  ---------------  ---------------  ---------------

             Totals                              $   1,272,843          14,118         (25,514)        1,261,447
                                                 ===============  ===============  ===============  ===============

     The amortized cost and estimated fair value of investments in fixed maturities available for sale at December 31, 2001 are shown below (in thousands) by contractual maturity. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Amortized      Estimated fair
                                                        cost             value
                                                 -----------------  ---------------
     Due in one year or less                     $        30,878             31,003
     Due after one year through five years               179,518            184,073
     Due after five years through ten years              270,139            274,181
     Due after ten years                                 381,527            386,633
                                                 -----------------  ---------------
                                                         862,062            875,890
     Mortgage-backed securities                          452,568            462,305
                                                 -----------------  ---------------
                                                 -----------------  ---------------
             Totals                              $     1,314,630          1,338,195
                                                 =================  ===============

     Proceeds from sales of investments in fixed maturities available for sale were approximately $486,169,000, $152,942,000, and $96,932,000 in 2001,
     2000, and 1999, respectively. Gross gains of approximately $17,199,000, $2,387,000, and $481,000 and gross losses of approximately $24,336,000, $4,275,000, and $2,681,000 were realized on those sales in 2001, 2000, and 1999, respectively.

     Included in short-term and other investments at December 31, 2001 are derivative instruments of approximately $3,887,000, which are carried at fair value. Upon the adoption of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, on January 1, 2001, the Company recorded the cumulative effect of this change in accounting principle of $375,000, before tax, as a realized gain in the 2001 consolidated statement of income. The net change in the fair value of these derivatives from January 1, 2001 to December 31, 2001 of approximately $85,000, before tax, is also reported as a realized gain in the 2001 consolidated statement of income. The derivative instruments owned by the Company consist of conversion features embedded within certain investments in fixed maturities and preferred stock, and are valued based on quotations obtained from an outside investment advisory firm.

     At December 31, 2001 and 2000, investments with carrying values of approximately $2,581,000 were on deposit with state insurance departments as required by statute.

(4)  Fair Value of Financial Instruments

     A summary of the Company's financial instruments (in thousands) and the fair value estimates, methods, and assumptions are set forth below:

                                                               2001                           2000
                                                    ------------------------------- --------------------------
                                                       Carrying     Estimated       Carrying      Estimated
                                                        amount      fair value       amount      fair value
                                                    ----------- ------------------- ----------- --------------
     Financial assets:
         Cash                                       $   70,652         70,652          17,769         17,769
         Short-term and other investments               40,562         40,562          32,899         32,899
         Accounts receivable                            75,706         75,706         111,412        111,412
         Accrued investment income                      18,928         18,928          20,554         20,554
         Reinsurance receivables on paid
           and unpaid benefits                         640,789        640,789         541,558        541,558
         Policy loans                                   25,619         25,619          25,485         25,485
         Fixed maturities available for
           sale                                      1,338,195      1,338,195       1,261,447      1,261,447
         Equity securities                              21,026         21,026          25,878         25,878
         Mortgage loans                                190,189        200,661         159,240        165,698

     Financial liabilities:
         Certain policy liabilities                    609,784        602,030         597,363        588,002
         Other liabilities                              79,399         79,399          62,712         62,712
         Notes payable                                 129,357        140,807         149,113        155,138

     Cash, Short-term and Other Investments, Accounts Receivable, Accrued Investment Income, Reinsurance Receivables on Paid and Unpaid Benefits, and Other Liabilities

     The carrying amount of these financial instruments approximates fair value because they mature within a relatively short period of time and do not present unanticipated credit concerns. The derivative balances included in short-term and other investments are carried at fair value, based on quotations obtained from an outside investment advisory firm.

     Policy Loans

     Policy loans have average interest yields of approximately 6.50% and 5.30% as of December 31, 2001 and 2000, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies which the Company has in force and cannot be valued separately.

     Fixed Maturities Available for Sale

     The fair value of fixed maturities available for sale is estimated based on bid prices published in financial newspapers or bid quotations received from securities dealers. The fair value of certain securities is not readily available through market sources other than dealer quotations, so fair value estimates are based on quoted market prices of similar instruments, adjusted for the differences between the quoted instruments and the instruments being valued.

     Equity Securities

     The fair value of equity securities investments of the Company is based on bid prices published in financial newspapers or bid quotations received from securities dealers.

     Mortgage Loans

     Fair values are estimated for portfolios of loans with similar characteristics. Mortgage loans are segregated into either commercial or residential categories, and have average net yield rates of 7.85% and 7.99% for December 31, 2001 and 2000, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 7.27% and 7.56% for December 31, 2001 and 2000, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

     Certain Policy Liabilities

     Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: deposit administration funds and immediate annuities that do not have life contingencies. The fair value of the deposit administration funds is estimated as the cash surrender value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions. The carrying amount of all other policy liabilities approximates fair value.


                                                     December 31, 2001                     December 31, 2000
                                           ----------------------------------    ----------------------------------
                                             Carrying          Estimated           Carrying          Estimated
                                              amount           fair value           amount            fair value
                                           -------------    -----------------    -------------    -----------------
                                                  (In thousands)                        (In thousands)

     Funds held under deposit
         administration contracts          $    549,053              540,042          537,835              527,138
     Annuities                                   60,731               61,988           59,528               60,864



     Notes Payable

     The fair value of the Company's notes payable is estimated by discounting the scheduled cash flows of each instrument through the scheduled maturity. The discount rates used are similar to those used for the valuation of the Company's commercial mortgage loan portfolio, except for the Company's notes payable to the Federal Home Loan Bank of Topeka, which are valued using discount rates at or near the carried rates because the notes have relatively short lives or carry the option of conversion to an adjustable rate.

     Limitations

     Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company's financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.


(5)  Deferred Policy Acquisition Costs

     Deferred policy acquisition costs principally represent field sales compensation, direct response costs, underwriting and issue costs, and related expenses. Information relating to the increase in deferred policy acquisition costs is summarized as follows (in thousands):

                                                     Life and     Accident and
                                                     annuity        health         Total
                                                  -------------   ------------   ----------
     Year ended December 31, 2001:
         Deferred costs                           $      9,071         54,928       63,999
         Amortization                                   (3,728)       (29,002)     (32,730)
                                                  -------------   ------------   ----------
                   Net increase                   $      5,343         25,926       31,269
                                                  =============   ============   ==========

     Year ended December 31, 2000:
         Deferred costs                           $      8,728         45,710       54,438
         Amortization                                   (4,336)       (23,085)     (27,421)
                                                  -------------   ------------   ----------
                   Net increase                   $      4,392         22,625       27,017
                                                  =============   ============   ==========

     Year ended December 31, 1999:
         Deferred costs                           $      8,650         38,369       47,019
         Amortization                                   (7,202)       (18,337)     (25,539)
                                                  -------------   ------------   ----------
                   Net increase                   $       1,448        20,032       21,480
                                                  =============   ============   ==========

(6)  Reserves for Future Policy Benefits

     Reserves for life and annuity future policy  benefits as of December 31 are
     principally  based  on  the  interest   assumptions  set  forth  below  (in
     thousands):

                                                            2001               2000               Interest
                                                                                                 assumptions
                                                      ------------------ ------------------ --------------------
     Life and annuity reserves:
         Issued prior to 1970                         $          3,440              3,120           4.75%
         Issued 1970 through 1980                               30,742             27,583      6.75% to 5.25%
         Issued after 1982 (indeterminate premium
           products)                                               687                580      10.00% to 8.50%
         Issued through 1987 (acquired business)                 1,220              1,258          11.00%
         Issued 1981-1994 (all other)                           34,745             30,246      8.50% to 7.00%
         Issued after 1994 (all other)                          11,214              7,827           7.00%
         Life contingent annuities                              34,642             34,513         Various *
         Group term life waiver of premium
           disabled lives                                        7,402              6,525           6.00%
         Reserves acquired through assumption
           reinsurance agreement (note 12)                     559,582            522,640      5.50% to 2.25%
         All other life reserves                                 5,741              5,063          Various
                                                          ------------------ ------------------

                                                          $        689,415            639,355
                                                          ================== ==================

     * These reserves are revalued as limited-pay contracts. As a result, the reserve is somewhat greater than the present value of future benefits and expenses at the assumed interest rates, i.e., the actual interest rates required to support the reserves are somewhat lower than the rates assumed.

     Assumptions as to mortality are based on the Company's prior experience. This experience approximates the 1955-60 Select and Ultimate Table (individual life issued prior to 1981), the 1965-70 Select and Ultimate Table (individual life issued in 1981 and after) and the 1960 Basic Group Table (all group issues). Assumptions for withdrawals are based on the Company's prior experience. All assumptions used are adjusted to provide for possible adverse deviations.

(7)  Liability for Benefits Payable

     The provision for benefits pertaining to prior years decreased by approximately $5,400,000 in 2001 primarily due to better than anticipated loss experience related to group disability business. The provision for benefits pertaining to prior years increased by approximately $6,800,000 in 2000 due to higher than anticipated loss experience, primarily related to cancer and group disability business.

(8)  Notes Payable

     Notes payable as of December 31 are summarized as follows:

                                                                      2001            2000
                                                                -------------  --------------
                                                                       (In thousands)
     6.07% line of credit, due in 2003, interest due monthly    $     25,000          25,000
     5.80% line of credit, due in 2004, interest due monthly           5,000           5,000
     5.05% line of credit, due in 2005, interest due monthly           2,857           3,571
     5.55% line of credit, due in 2008, interest due monthly           6,500           6,500
     5.03% line of credit, due in 2008, interest due monthly           5,000           5,000
     5.60% line of credit, due in 2009, interest due monthly           5,000           5,000
     6.19% line of credit, due in 2010, interest due monthly          10,000          10,000
     6.61% line of credit, due in 2010, interest due monthly          10,000          10,000
     6.33% line of credit, due in 2010, interest due monthly          15,000          15,000
     6.87% line of credit, due in 2010, interest due monthly          15,000          15,000
     6.31% line of credit, due in 2010, interest due monthly          15,000          15,000
     5.87% line of credit, due in 2014, interest due monthly          15,000          15,000
     Various notes payable, paid in 2001                                   -          19,042
                                                                -------------  --------------
                                                                $    129,357         149,113
                                                                =============  ==============

     AFA has a $129,357,000 and $140,071,000 line of credit with the Federal Home Loan Bank of Topeka at December 31, 2001 and 2000, respectively. The line of credit is secured by investment securities pledged as collateral by AFA with a carrying value of approximately $143,533,000 and $167,010,000 at December 31, 2001 and 2000, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company's name in a custodial account at Bank One Trust Company, N.A., to secure current and future borrowings. To participate in this available credit, AFA has acquired 77,536 shares of Federal Home Loan Bank of Topeka common stock with a total carrying value of approximately $7,753,600 at December 31, 2001.

     The Company has unused lines of credit of approximately $20,000,000 available at December 31, 2001.

     Interest expense for the years ended December 31, 2001, 2000, and 1999, totaled approximately $8,346,000, $8,738,000, and $4,730,000, respectively.

     Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2001 are as follows (in thousands):

               2002                       $      714
               2003                           25,715
               2004                            5,714
               2005                              714
               2006                                -
               Thereafter                     96,500
                                            --------
                                          $  129,357
                                            ========

(9)  Income Taxes

     Total income tax expense in the accompanying consolidated statements of income differs from the federal statutory rate of 35% of income before income taxes principally due to dividends paid to AFC in 2001 and 2000 treated as management fees for tax purposes.

     The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities at December 31 are presented below (in thousands):

                                                           2001         2000
                                                        ----------   ----------
     Deferred tax assets:
         Fixed maturities                               $       -        2,848
         Other investments                                    974          744
         Life and health reserves                          28,113       23,183
         Other liabilities and assets                          34        2,458
         Capital loss carryover                               949            -
                                                        ----------   ----------
                   Total gross deferred tax assets         30,070       29,233
                                                        ----------   ----------

     Deferred tax liabilities:
         Fixed maturities                                  (9,080)           -
         Equity securities                                   (287)        (117)
         Deferred policy acquisition costs                (76,332)     (67,037)
         Due and deferred premiums                        (14,383)      (8,904)
                                                        ----------   ----------
                   Total gross deferred tax liabilities  (100,082)     (76,058)
                                                        ----------   ----------
                   Net deferred tax liability           $ (70,012)     (46,825)
                                                        ==========   ==========

     Management believes that it is more likely than not that the results of operations will generate sufficient taxable income to realize the deferred tax assets reported on the consolidated balance sheets.

     The Company and its subsidiaries are included in AFC's consolidated federal income tax return. Income taxes are reflected in the accompanying consolidated financial statements as if the Company and its subsidiaries were separate tax-paying entities. At December 31, 2001, other accounts receivable includes income taxes receivable of approximately $2,188,000. At December 31, 2000, other accounts payable included income taxes payable of approximately $14,443,000.

     The Company incurred approximately $4,115,000 in net capital losses during 2001. A capital loss carryback claim is allowed for approximately
     $1,042,000 of this capital loss and approximately $2,713,000 of this capital loss will carry forward to subsequent years. The capital loss carry forward will expire in 2006.

     Under the provision of the Life Insurance Company Tax Act of 1959, certain special deductions were allowed to life insurance companies for federal income tax purposes. These special deductions were repealed by the Tax Reform Act of 1984, and the untaxed balances were frozen at their December 31, 1983 levels. These balances, referred to as the "policyholders surplus account" were approximately $8,161,000 for AFA and are subject to taxation if certain levels of premium income or life insurance reserves are not maintained, or if the life insurance company makes excess distributions to shareholders. As it is not currently considered likely that a tax would become due on any such balance, no deferred income taxes have been provided. However, if such tax were to become payable, it would amount to approximately $2,856,000.

(10) Other Comprehensive Income (Loss)

     The changes in the components of other comprehensive income (loss) are reported net of income taxes for the periods indicated, as follows (in thousands):

                                                                             Year ended December 31, 2001
                                                                 ------------------------------------------------------
                                                                     Pretax               Tax                Net
                                                                     amount             effect             amount
                                                                 ----------------   ----------------   ----------------
     Unrealized holding gain on investments:
         Unrealized holding gain arising during the period       $        28,702            (10,147)            18,555
         Plus: reclassification adjustment for losses
           included in net income                                          6,420             (2,247)             4,173
                                                                 ----------------   ----------------   ----------------
     Other comprehensive income                                  $        35,122            (12,394)            22,728
                                                                 ================   ================   ================

                                                                             Year ended December 31, 2000
                                                                 ------------------------------------------------------
                                                                     Pretax               Tax                Net
                                                                     amount             effect             amount
                                                                 ----------------   ----------------   ----------------
     Unrealized holding gain on investments:
         Unrealized holding gain arising during the period       $        17,244             (6,036)            11,208
         Less: reclassification adjustment for gains
           included in net income                                           (422)               148               (274)
                                                                 ----------------   ----------------   ----------------
     Other comprehensive income                                  $        16,822             (5,888)            10,934
                                                                 ================   ================   ================


                                                                             Year ended December 31, 1999
                                                                 ------------------------------------------------------
                                                                     Pretax               Tax                Net
                                                                     Amount             Effect             amount
                                                                 ----------------   ----------------   ----------------
     Unrealized holding loss on investments:
         Unrealized holding loss arising during the period       $       (60,004)            21,002            (39,002)
         Less: reclassification adjustment for losses
           included in net income                                          1,690               (592)             1,098
                                                                 ----------------   ----------------   ----------------
     Other comprehensive loss                                    $       (58,314)            20,410            (37,904)
                                                                 ================   ================   ================

(11) Reinsurance

     Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no allowance for uncollectible amounts has been included in the consolidated financial statements. At December 31, 2001, reinsurance receivables with a carrying value of approximately $29,567,000 were associated with one reinsurer. At December 31, 2000, reinsurance receivables with a carrying value of approximately $17,719,000 were associated with two reinsurers. In addition, reinsurance receivables and funds withheld under reinsurance contract liability of approximately $443,722,000 and $400,170,000 in 2001 and 2000, respectively, are associated with one reinsurer (note 12).

     Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $500,000 on group life to $250,000 on individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2001 and 2000, the face amounts of life insurance in force that are reinsured amounted to approximately $12,137,000,000 (approximately 60.8% of total life insurance in force) and $14,283,000,000 (approximately 73.1% of total life insurance in force), respectively.

     Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. Retention limits range from $150,000 for individual cancer coverage to $250,000 for major medical coverage.

     The effects of reinsurance agreements on earned and written premiums, prior to deductions for benefits and commission allowances, were approximately $(226,503,000), $(88,517,000), and $(96,087,000) for life and accident and health  reinsurance  ceded, and $10,659,000,  $1,092,000,  and $795,000 for life and accident and health reinsurance assumed for the years ended December 31, 2001, 2000, and 1999, respectively.

     Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $185,210,000, $104,660,000, and $114,026,000 for the years ended December 31, 2001, 2000, and 1999, respectively.

(12) Acquired Business

     (a)  Mid-Continent Life Insurance Company

     Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company has assumed MCL's policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company cedes 100% of the MCL policies assumed to Hannover Life Reassurance Company of America (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $443,722,000 and $400,170,000 to HLR and maintaining a funds withheld liability at December 31, 2001 and 2000, respectively.

     Under  the  terms of the  agreement  with the  receiver,  the  Company  has
     guaranteed   that  the  amount  of  premiums   charged  under  the  assumed
     "Extra-Life"   contracts  will  not  increase  during  the  17-year  period beginning December 31, 2000. The Company has also guaranteed that the current dividend scale on the assumed "Extra-Life" contracts shall not be reduced or eliminated during the five-year period beginning December 31, 2000. Certain funds are being held by the receiver for the purpose of paying the reasonable costs of MCL's operations after December 31, 2000 and winding up the receivership proceedings. The remainder of these funds will be remitted to the Company after all such costs have been paid.

     As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

     The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts:
     (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR will be reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years, because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR.

     Under the terms of the agreement with HLR, the Company has agreed to share future profits on a 50/50 basis with HLR, through an experience refund account. The experience refund account is calculated as premium income plus investment income, less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to AFA, and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. The experience refund earned by AFA in 2001, before tax, was approximately $5,699,000. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying consolidated statements of income. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by SFAS 113. Investment income on the funds withheld is included in AFA's investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA's expense. The impacts of ceding investment income on funds withheld and the experience refund due to HLR are reported as a reductions of other revenues in the accompanying consolidated statements of income.

     The acquisition was accounted for as a purchase under Accounting Principles Board Opinion No. 16, Business Combinations. Total assets and liabilities were approximately $492,303,000, including the SPR, at the time of this agreement, and are included in the accompanying consolidated balance sheets. The assets and liabilities recorded at December 31, 2000 consist of the following (in thousands):

          Assets:
              Fixed maturities available for sale    $  322,556
              Equity securities                          16,832
              Mortgage loans on real estate                 351
              Real estate, net                            1,100
              Policy loans                               14,188
              Cash                                        1,756
              Accrued investment income                   5,112
              Accounts receivable                       129,467
              Other assets                                  941
                                                    -----------
                                                    $  492,303
                                                    ===========

          Liabilities:
              Policy liabilities                    $   485,340
              Other liabilities                           6,963
                                                    -----------
                                                    $   492,303
                                                    ===========

     (b)  American Standard Life and Accident Insurance Company

     Effective July 1, 1998, the Company entered into an assumption reinsurance agreement with American Standard Life and Accident Insurance Company (ASL) of Enid, Oklahoma, the National Organization of Life and Health Guaranty Associations, and the guaranty associations in the states where ASL originally conducted its business. The Company recorded an asset for the value of the business acquired based on the present value of the estimated future profits on the business (PVP) at a 6.75% discount rate. The PVP was estimated to be $4,313,000 at July 1, 1998. Approximately $437,000, $504,000, and $578,000 of amortization was recorded in 2001, 2000, and 1999, respectively, and is included in operating expenses in the accompanying consolidated statements of income. The December 31, 2001 and 2000 balance of the PVP asset approximates $2,483,000 and $2,920,000, respectively, and is included in other assets in the accompanying consolidated balance sheets.

     An estimate of the amortization of the PVP for the next five years is as follows:

                2002           $   379,000
                2003               328,000
                2004               284,000
                2005               246,000
                2006               210,000

(13) Employee Benefit Plans

     The Company participates in a pension plan (the Plan) covering all employees who have satisfied longevity and age requirements. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

     The Plan's funded status as of December 31 is summarized as follows (in thousands):

                                                                                 2001         2000
                                                                           ------------  ------------
         Actuarial present value of benefit obligation:
             Vested benefits                                               $    22,489       17,144
             Nonvested benefits                                                  2,627        2,264
                                                                           ------------  ------------
                                                                           $    25,116       19,408
                   Total accumulated benefit obligation                    ============  ============

         Change in benefit obligation:
             Benefit obligation at beginning of period                     $    23,893       20,141
             Service cost                                                        2,187        1,944
             Interest cost                                                       1,954        1,575
             Actuarial loss                                                      5,664        1,392
             Benefits paid                                                      (2,594)      (1,159)
                                                                           ------------  ------------
                   Benefit obligation at end of period                     $    31,104       23,893
                                                                           ============  ============

         Change in plan assets:
             Fair value of plan assets at beginning of period              $    24,476       24,369
             Actual return on plan assets                                          996        1,266
             Employer contributions                                              2,367            -
             Benefits paid                                                      (2,594)      (1,159)
                                                                           ------------  ------------
                   Fair value of plan assets at end of period              $    25,245       24,476
                                                                           ============  ============
         Funded status at end of year:
               Plan assets (less than) in excess of projected benefit
                 obligation                                                $    (5,859)         583
               Unrecognized net actuarial loss (gain)                            5,855       (1,697)
               Unrecognized prior service cost due to plan amendment             (143)         256
                                                                           ------------  ------------
                   Accrued benefit cost                                    $     (147)        (858)
                                                                           ============  ============

     In determining the projected benefit obligation, the weighted average assumed discount rates used were 7.25% and 7.75% in 2001 and 2000, respectively. The rate of increase in future salary levels was 5% in 2001 and 2000. The expected long-term rate of return on assets used in determining net periodic pension cost was 9.5% in 2001 and 2000. Plan assets are invested in fixed maturities, equity securities, and short-term investments.

     Net periodic pension cost for the years ended December 31 included the following (in thousands):

                                                                  2001            2000           1999
                                                             -------------    ------------   -------------
        Service cost - benefits earned during period         $    2,187           1,944          2,091
        Interest costs                                            1,954           1,575          1,394
        Expected return on plan assets                           (2,521)         (2,202)        (2,175)
        Net amortization and deferral                                37              15            (73)
                                                             -------------    ------------   -------------
                      Net periodic pension cost              $    1,657           1,332          1,237
                                                             =============    ============   =============

     The Company participates in a defined contribution thrift and profit sharing plan as provided under section 401(a) of the Internal Revenue Code, which includes the tax deferral feature for employee contributions provided by section 401(k) of the Internal Revenue Code. The Company contributed approximately $1,466,000, $1,273,000, and $1,150,000 to this plan during the years ended December 31, 2001, 2000, and 1999, respectively.

(14) Commitments and Contingencies

     Rent expense for office space and equipment for the years ended December 31, 2001, 2000, and 1999, was approximately $9,216,000, $8,864,000, and
     $8,404,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The aggregate minimum annual rental commitments as of December 31, 2001 under noncancelable long-term leases are as follows (in thousands):

                2002                  $  1,945
                2003                     1,237
                2004                       713
                2005                       391
                2006                       134

     The Company has pledged approximately $12,928,000 of its treasury notes as collateral on lines of credit held by affiliated companies.

     The Company has outstanding mortgage loan commitments of approximately $27,597,000 and $11,600,000 at December 31, 2001 and 2000, respectively.

     In the normal  course of  business,  there are  various  legal  actions and proceedings pending against the Company and its subsidiaries. In management's opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company's financial position.

(15) Related-Party Transactions

     The Company and its subsidiaries lease automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month's notice. During the years ended December 31, 2001, 2000, and 1999, rentals paid under these leases were approximately $4,210,000, $4,139,000, and $3,995,000, respectively.

     During the years ended December 31, 2001, 2000, and 1999, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $3,969,000, $3,519,000, and $3,427,000, respectively.

     During the years ended December 31, 2001 and 1999, the Company paid management fees and investment advisory fees to AFC totaling approximately $2,844,000 and $4,588,000, respectively. During the year ended December 31, 2000, the Company paid management fees to AFC totaling approximately $1,863,000.

     The Company leases office space from a subsidiary of AFC. The rent payments associated with the lease will be approximately $2,560,000 per year for the next ten years.

     During 2001, 2000, and 1999, the Company paid cash dividends to AFC of approximately $14,030,000, $11,137,000, and $7,500,000, respectively.

     During 2001, the Company paid dividends to AFC of approximately $1,964,000 in the form of common stock in affiliated companies (including the companies' cash balances of approximately $689,000).

     During 2001, 2000, and 1999, the Company entered into three-year software lease agreements with AFC. Lease expense related to these agreements was approximately $3,693,000, $2,914,000, and $2,072,000 for the years ended December 31, 2001, 2000, and 1999, respectively, and is included in selling costs and other operating, administrative, and general expenses.

     The Company has guaranteed approximately $9,255,000 at December 31, 2001 on a loan for the benefit of AFC. The guarantee does not require any pledging or commitment of the Company's assets and the amount of the guarantee will decline dollar for dollar as the principal balance declines.

     An officer of AFC serves on the board of directors of a financial institution in which the Company maintains cash balances.

                       AMERICAN FIDELITY ASSURANCE COMPANY
                                AND SUBSIDIARIES

                   Schedule III - Business Segment Information
                  Years Ended December 31, 2001, 2000 and 1999
                                 (In thousands)

     The Company's reportable segments are its strategic business units. The components of operations for the years ended December 31, 2001, 2000, and 1999 are included in the table below.

     Assets and related investment income are allocated based upon related insurance reserves that are backed by such assets. Other operating expenses are allocated in relation to the mix of related revenues.

                                                                 2001            2000            1999
                                                             ------------   -------------    ------------
       Total revenues:
           American Fidelity Education Services Division     $   202,684         195,848          187,548
           Association Worksite Division                         127,711         113,573          108,342
           Strategic Alliance Division                            55,043          42,891           33,412
           Mid-Continent Life Division (note 12)                  17,593               -                -
           Non insurance operations                                2,959           1,422              874
                                                             ------------   -------------    ------------
                                                             $   405,990         353,734          330,176
                                                             ============   =============    ============

       Pretax earnings:
           American Fidelity Education Services Division     $    32,493          26,787           26,617
           Association Worksite Division                           3,777           8,684            8,314
           Strategic Alliance Division                            (1,018)          5,274             (940)
           Mid-Continent Life Division (note 12)                   9,736               -                -
           Non insurance operations                                  123             374               38
                                                             ------------   -------------    ------------
                                                             $    45,111          41,119           34,029
                                                             ============   =============    ============

       Total assets:
           American Fidelity Education Services Division     $ 1,485,950       1,357,577        1,273,329
           Association Worksite Division                         290,493         235,132          243,206
           Strategic Alliance Division                           190,988         232,561          241,953
           Mid-Continent Life Division (note 12)                 980,839         892,473                -
           Non insurance operations                                  288           1,603            3,356
                                                             ------------   -------------    ------------
                                                             $ 2,948,558       2,719,346        1,761,844
                                                             ============   =============    ============

                                                   AMERICAN FIDELITY ASSURANCE COMPANY
                                                           AND SUBSIDIARIES
                                                        Schedule IV - Reinsurance
                                              Years ended December 31, 2001, 2000, and 1999
                                                              (In thousands)


                                                                                                                    Percentage
                                                                    Ceded              Assumed                      of amount
                                             Gross                 to other          from other          Net         assumed
                                            amount                companies           companies         amount        to net
                                         --------------         -------------      -------------     ----------     -----------
Year ended December 31, 2001:
    Life insurance in force              $  19,912,796          12,137,102             48,531        7,824,225           0.62
    Premiums:
       Life insurance                    $     117,870              89,167              4,708           33,411          14.09
       Accident and health insurance           405,482             137,336              5,951          274,097           2.17
          Total premiums                 $     523,352             226,503             10,659          307,508           3.47
Year ended December 31, 2000:
    Life insurance in force              $   9,256,897          14,282,890  *      10,285,475  *     5,259,482         195.56
    Premiums:
       Life insurance                    $      36,263               4,311                 (2)          31,950          (0.01)
       Accident and health insurance           310,578              84,206              1,094          227,466           0.48
          Total premiums                 $     346,841              88,517              1,092          259,416           0.42
Year ended December 31, 1999:
    Life insurance in force              $   8,666,056           1,973,599                 10        6,692,467             -
    Premiums:
       Life insurance                    $      32,295               2,991                (18)          29,286          (0.06)
       Accident and health insurance           307,584              93,096                813          215,301           0.38
          Total premiums                 $     339,879              96,087                795          244,587           0.33

* The ceded in force and the assumed in force include approximately $10,285,000 in reinsurance related to the acquisition of a block of business from Mid-Continent Life Insurance Company. This was effected through a bulk assumption reinsurance treaty. This business is 100% ceded to Hannover Life Reassurance Company. The percentage of amount assumed to net is 0.00% with the arrangement removed (note 12).

                                     PART C

                                OTHER INFORMATION

ITEM 24 -- FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements

     The following financial statements are included in Part B of this registration statement:

AMERICAN FIDELITY SEPARATE ACCOUNT A

          Independent Auditors' Report
          Statement of Assets and Liabilities as of December 31, 2001 Statement of Operations for the Year Ended December 31, 2001 Statements of Changes in Net Assets for the Years Ended December
            31, 2001 and 2000
          Financial Highlights
          Notes to Financial Statements

AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES

          Independent Auditors' Report
          Consolidated   Balance  Sheets  as  of  December  31,  2001  and
            2000
          Consolidated  Statements  of Income for the Years Ended  December
            31, 2001, 2000 and 1999
          Consolidated  Statements of Stockholder's Equity for the Years Ended
            December  31,  2001,  2000 and 1999
          Consolidated Statements of Cash Flows for the Years Ended  December
            31, 2001,  2000 and 1999
          Notes to  Consolidated  Financial  Statements
          Schedule III - Business Segment Information
          Schedule IV - Reinsurance

          (b) Exhibits

Exhibit
Number

1.1 Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant. Incorporated herein by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.2 Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

1.3 Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated herein by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

3 Underwriting Contract between the Registrant and American Fidelity Securities, Inc. dated December 20, 1972. Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

4.1 Form of Variable Annuity Master Contract. Incorporated herein by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant's
     registration  statement  on Form  N-4  filed  on  November  25,  1998  (No.
     2-30771).

4.2 Form of Variable Annuity Contract Certificate. Incorporated herein by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

5    Forms of Variable Annuity Application.  Incorporated herein by reference to
     Exhibit 5 to Post- Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.1 Articles of Incorporation of American Fidelity Assurance Company and all amendments through November 4, 1987. Incorporated herein by reference to
     Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant's registration statement on Form N-4 filed on November 25, 1998 (No. 2-30771).

6.2 Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated herein by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant's registration statement on Form N-3 filed on April 24, 1998 (No. 2-30771).

8.1 Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's registration statement on Form N-4 filed on January 11, 1999 (No. 2-30771).

8.2 First Amendment to Fund Participation Agreement dated December 22, 1998 between Dual Strategy Fund and American Fidelity Assurance Company. Incorporated herein by reference to Exhibit 8.2 to Post-Effective Amendment No. 48 on Form N-4 filed on April 30, 2001 (No. 2-30771).

9*   Opinion and Consent of Counsel.

10*  Independent Auditors' Consent.

13*  Schedule for computation of performance quotations.

99*  American Fidelity Assurance Company organization chart.

     ---------------------

 * Filed herewith.

ITEM 25 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                         Positions and Offices
Name and Principal                       with American Fidelity
   Business Address                      Assurance Company
   ----------------                      -----------------

Lynda L. Cameron                         Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

William M. Cameron                       Chairman and Chief Executive
2000 N. Classen Boulevard                Officer, Director
Oklahoma City, Oklahoma  73106

David R. Carpenter                       Executive Vice President,
2000 N. Classen Boulevard                Treasurer
Oklahoma City, Oklahoma  73106

William E. Durrett                       Senior Chairman of the Board, Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Theodore M. Elam                         Director
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, Oklahoma  73102

Stephen P. Garrett                       Senior Vice President,
2000 N. Classen Boulevard                Secretary
Oklahoma City, Oklahoma  73106

William A. Hagstrom                      Director
204 N. Robinson, Suite 1300
Oklahoma City, Oklahoma  73102

Charles R. Eitel                         Director
One Concourse Parkway, Suite 600
Atlanta, Georgia  30328

Kenneth D. Klehm                         Senior Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Alfred L. Litchenburg                    Executive Vice President
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

David R. Lopez                           Director
1616 Guadalupe, Rm. 630
Austin, Texas  78701

Paula Marshall-Chapman                   Director
2727 East 11th Street
Tulsa, Oklahoma  74104

John W. Rex                              President, Director
2000 N. Classen Boulevard
Oklahoma City, Oklahoma  73106

Galen P. Robbins, M.D.                   Director
11901 Quail Creek Road
Oklahoma City, Oklahoma  73120

ITEM 26 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     American Fidelity  Assurance  Company's  organization  chart is included as
Exhibit 99. The subsidiaries of American Fidelity Assurance Company reflected in the organization chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 27 -- NUMBER OF CONTRACT OWNERS

     As of April 4, 2002, there were 2,546 contract owners of qualified contracts offered by the Registrant.

ITEM 28 -- INDEMNIFICATION

     (a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

     (b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity
Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

     (c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29 -- PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Dual Strategy Fund, Inc.(R)

     (b) The following persons are the officers and directors of American Fidelity Securities. The principal business address for each of the following officers and directors is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

Name and Principal
   Business Address              Positions and Offices with Underwriter
   ----------------              --------------------------------------

David R. Carpenter               Director, Chairman, President, Chief Executive
P.O. Box 25523                   Officer, Treasurer, Chief Financial Officer and
Oklahoma City, Oklahoma  73125   Investment Company and Variable Contracts
                                 Products Principal

Marvin R. Ewy                    Director, Vice President, Secretary, Chief
P.O. Box 25523                   Compliance Officer and Investment Company and
Oklahoma City, Oklahoma  73125   Variable Contracts Products Principal

Nancy K. Steeber                 Director, Vice President, Operations Officer
P.O. Box 25523                   and Investment Company and Variable Contracts
Oklahoma City, Oklahoma  73125   Products Principal

     (c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from Separate Account A in 2001 were $603,208, representing the 3% sales fee deducted from premium deposits to Separate Account
A. It received no other compensation from or on behalf of Separate Account A during the year.

ITEM 30 -- LOCATION OF ACCOUNTS AND RECORDS

     The name and address of the person who maintains physical possession of the accounts, books and other documents of Separate Account A required by Section 31(a) of the Investment Company Act of 1940 are:

                               David R. Carpenter
                     Executive Vice President and Treasurer
                       American Fidelity Assurance Company
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106

ITEM 31 -- MANAGEMENT SERVICES

         Not applicable.

ITEM 32 -- UNDERTAKINGS

                                  UNDERTAKINGS

     Separate Account A hereby undertakes to:

(a) file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)  deliver  any  Statement  of  Additional   Information   and  any  financial
     statements required to be made available under this Form promptly upon written or oral request.

                                 REPRESENTATIONS

     American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

     American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

     1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

     4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403 (b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on this 18th day of April, 2002.

                       AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
                       By:      American Fidelity Assurance Company
                                (Depositor)



                              By: /s/ JOHN W. REX
                                -----------------------------------------------
                                John W. Rex, President


                       AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)



                              By: /s/ JOHN W. REX
                                -----------------------------------------------
                                John W. Rex, President


     Each of the undersigned officers and directors of American Fidelity Assurance Company, hereby severally constitute and appoint John W. Rex, his true and lawful attorney-in-fact with full power to him to sign for him, and in his name as officer or director, or both, of the American Fidelity Assurance Company, a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 18, 2002.


Signature                            Title
---------                            -----
/s/ LYNDA L. CAMERON
Lynda L. Cameron                     Director

/s/ WILLIAM M. CAMERON               Chairman, Chief Executive Officer and
William M. Cameron                   Director (Principal Executive Officer)

/s/ DAVID R. CARPENTER               Executive Vice President and
David R. Carpenter                   Treasurer (Principal Financial and
                                     Accounting Officer)
/s/ WILLIAM E. DURRETT
William E. Durrett                   Senior Chairman and Director

/s/ THEODORE M. ELAM
Theodore M. Elam                     Director

/s/ WILLIAM A. HAGSTROM
William A. Hagstrom                  Director

/s/ CHARLES R. EITEL
Charles R. Eitel                     Director

/s/ DAVID R. LOPEZ
David R. Lopez                       Director

/s/ PAULA MARSHALL-CHAPMAN
Paula Marshall-Chapman               Director

/s/ JOHN W. REX
John W. Rex                          Director and President

Galen P. Robbins, M.D.               Director


INDEX TO EXHIBITS

Exhibit
Number        Description                      Method of Filing
------        -----------                      ----------------

1.1  Resolution   adopted  by  the  Board  of  Incorporated herein by reference
     Directors of American Fidelity Assurance
     Company on May 7, 1968, authorizing establishment of the Registrant

1.2  Resolution   adopted  by  the  Board  of  Incorporated herein by reference
     Directors of American Fidelity Assurance
     Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.

1.3  Resolution   adopted  by  the  Board  of  Incorporated herein by reference
     Managers of the  Registrant on March 19,
     1998, authorizing  reorganization of the
     Registrant as a unit investment trust.

3    Underwriting    Contract   between   the  Incorporated herein by reference
     Registrant    and   American    Fidelity
     Securities,   Inc.  dated  December  20,
     1972.

4.1  Form   of   Variable    Annuity   Master  Incorporated herein by reference
     Contract.

4.2  Form  of   Variable   Annuity   Contract  Incorporated herein by reference
     Certificate.

5    Forms of Variable Annuity Application.    Incorporated herein by reference

6.1  Articles  of  Incorporation  of American  Incorporated herein by reference
     Fidelity   Assurance   Company  and  all
     amendments through November 4, 1987.

6.2  Amended and Restated  Bylaws of American  Incorporated herein by reference
     Fidelity    Assurance    Company   dated
     November 24, 1997.

8.1  Fund   Participation   Agreement   dated  Incorporated herein by reference
     December 22, 1998 between Dual  Strategy
     Fund  and  American  Fidelity  Assurance
     Company.

8.2  First  Amendment  to Fund  Participation  Incorporated herein by reference
     Agreement   dated   December   22,  1998
     between Dual  Strategy Fund and American
     Fidelity Assurance Company.

9    Opinion and Consent of Counsel.           Filed herewith electronically

10   Independent Auditors' Consent.            Filed herewith electronically

13 Schedule for computation of performance Filed herewith electronically quotations.

99   American   Fidelity   Assurance  Company  Filed herewith electronically
     organization chart